                                                                   EXHIBIT 10.14

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                             STOCKHOLDERS' AGREEMENT
                            DATED AS OF APRIL 7, 2004
                                      AMONG
                             AC SAFETY HOLDING CORP.
                                       AND
                       THE HOLDERS THAT ARE PARTIES HERETO

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                                TABLE OF CONTENTS

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                                                                            PAGE
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
SECTION 1.   DEFINITIONS.................................................     1
SECTION 2.   CERTAIN DISPOSITIONS AND ISSUANCES BY THE COMPANY...........    10
SECTION 3.   TRANSFERS; ADDITIONAL PARTIES...............................    15
   3.1   Restrictions; Permitted Dispositions............................    15
   3.2   Additional Parties..............................................    16
   3.3   Securities Restrictions; Legends................................    17
SECTION 4.   REGISTRATION RIGHTS.........................................    18
SECTION 5.   REPURCHASE RIGHTS...........................................    30
SECTION 6.   BOARD OF DIRECTORS..........................................    32
SECTION 7.   FINANCIAL STATEMENTS; ACCESS; CONFIDENTIALITY...............    34
SECTION 8.   TRANSACTIONS WITH AFFILIATES................................    35
SECTION 9.   PREFERRED STOCK CERTIFICATE OF DESIGNATIONS.................    36
SECTION 10.  VOTING AGREEMENT............................................    36
SECTION 11.  NOTICES.....................................................    37
SECTION 12.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY...............    37
SECTION 13.  REPRESENTATIONS AND WARRANTIES OF THE HOLDERS...............    38
SECTION 14.  MISCELLANEOUS PROVISIONS....................................    40
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                                       -i-
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                                                                  EXECUTION COPY

STOCKHOLDERS' AGREEMENT dated as of April 7, 2004 (this "Agreement") among AC SAFETY HOLDING CORP., a Delaware corporation (the "Company"), and the HOLDERS that are parties hereto.

          WHEREAS, each Holder deems it to be in the best interest of the Company and the Holders that provision be made for the continuity and stability of the business and policies of the Company and, to that end, the Company and the Holders hereby set forth herein their agreement with respect to the Common Stock, Preferred Stock, Restricted Stock and Options owned by them.

          NOW, THEREFORE, in consideration of the premises and of the mutual consents and obligations hereinafter set forth, the parties hereto hereby agree as follows:

     Section 1. Definitions.

          As used in this Agreement:

          "Aearo" means Aearo Corporation, a Delaware corporation.

          "Aearo Company" means Aearo Company I, a Delaware corporation and wholly owned subsidiary of Aearo.

          "Affiliate of the Company or the Bear Group" means any Person that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company or the Bear Group, as applicable. As used in this definition, the term "control," including the correlative terms "controlling," "controlled by" and "under common control with" means possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or any partnership or other ownership interest, by contract or otherwise) of a Person.

          "Affiliate of a Holder" means for any Holder who is not a member of the Bear Group: (i) an individual Holder's siblings and children (including those by adoption), the lineal descendants of such siblings and children, and in any such case, any trust whose primary beneficiary is such individual Holder or such Holder's siblings, children and/or lineal descendants; (ii) the legal representative or guardian of such individual Holder or of any such immediate family members in the event such individual Holder or any such immediate family members becomes mentally incompetent; and (iii) for any Holder that is not a natural person, any Person that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such Holder. As used in this definition, the term "control," including the correlative terms "controlling," "controlled by" and "under common control with" means possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or any partnership or other ownership interest, by contract or otherwise) of a Person.

          "Bear Group" means, collectively, Bear Stearns Merchant Banking Partners II, L.P., Bear Stearns Merchant Banking Investors II, L.P., Bear Stearns MB-PSERS II, L.P., The BSC Employee Fund V, L.P. and The BSC Employee Fund VI, L.P. and each of their respective Affiliates, including, without limitation, any investment funds managed or controlled by Bear Stearns Merchant Capital II, L.P.

          "Bear Group Directors" shall have the meaning ascribed to such term in
Section 6(a).

          "Board" means the board of directors of the Company and any duly authorized committee thereof. All determinations by the Board required pursuant to the terms of this Agreement to be made by the Board shall be made in good faith and should be binding and conclusive.

          "Bylaws" means the bylaws of the Company, as may be amended, supplemented or restated from time to time in accordance with the terms thereof and hereof.

          "Capital Stock" means any and all shares, interests, participation or other equivalents (however designated) of corporate stock of a Person and, in the case of the Company, shall include all Common Stock and Preferred Stock.

          "Cause" means, with respect to the termination of employment of any Management Holder by the Company or any Subsidiary thereof (each, an "Employer"): (i) if such Management Holder is at the time of termination a party to an employment or retention agreement with an Employer thereof which defines such term, the meaning given therein, and (ii) in all other cases, that in the Board's determination such termination is based on such Management Holder's: (A) continuing failure, for more than 10 days after the Employer's notice to such Management Holder thereof, by such Management Holder to perform such duties as are reasonably requested by the Employer as documented in writing to such Management Holder; (B) failure to observe material policies generally applicable to directors, employees and/or consultants of an Employer unless such failure is capable of being cured and is cured within 10 days of such Management Holder receiving notice of such failure; (C) commission of any act of fraud, theft or financial dishonesty with respect to an Employer or any criminal act involving moral turpitude or any felony; (D) violation of the provisions of any employment, consulting, non-competition or confidentiality agreement with an Employer or any of its Affiliates unless such violation is capable of being cured and is cured within 10 days of such Management Holder receiving notice of such violation; (E) chronic absenteeism; or (F) abuse of alcohol or another controlled substance.

          "CEO Director" shall have the meaning ascribed to such term in Section 6(a)(i).

          "Class A Common Stock" means the Company's Class A Common Stock, par value $.01 per share.

          "Class A Common Stock Director" shall have the meaning ascribed to such term in Section 6(d).

          "Co-Investment Rights Agreement" means the Co-Investment Rights Agreement dated as of the date hereof between Vestar Capital Partners IV, L.P. and Bear Stearns Merchant Manager II, LLC.

          "Come Along Option" shall have the meaning ascribed to such term in
Section 2(b).

          "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

          "Common Stock" means the common stock of the Company, par value $.01 per share. For the avoidance of doubt, for purposes of this Agreement, "Common Stock" shall not include Class A Common Stock.

          "Confidential Information" shall have the meaning ascribed to such term in Section 7(c).

          "Deemed Held Shares" shall have the meaning ascribed to such term in
Section 2(a)(ii).

          "Demand Notice" shall have the meaning ascribed to such term in
Section 4(a)(i).

          "Demand Registration" means the Bear Group's rights to demand registration of all or part of their shares of Common Stock or Preferred Stock pursuant to Section 4(a).

          "DGCL" means the Delaware General Corporation Law.

          "Disposition" means any direct or indirect assignment, sale, transfer, gift, pledge, hypothecation or other encumbrance, or any other disposition, of Common Stock or Preferred Stock (or any interest therein or right thereto) or of all or part of the voting power (other than the granting of a revocable proxy) associated with the Common Stock or Preferred Stock (or any interest therein) whatsoever, or any other transfer of beneficial ownership of Common Stock or Preferred Stock whether voluntary or involuntary, including, without limitation
(i) as a part of any liquidation of a Holder's assets or (ii) as a part of any reorganization of a Holder pursuant to the United States or other bankruptcy law or other similar debtor relief laws.

          "Employer" shall have the meaning ascribed to such term in the definition of "Cause".

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

          "Excluded Securities" means: (A) securities issued in a Qualified Public Offering; (B) securities issuable upon the exercise, exchange or conversion of Common Stock, Preferred Stock or convertible securities and shares of Common Stock issuable upon the conversion of the Preferred Stock; (C) securities issued in connection with any Board-approved merger, acquisition or other business combination; (D) securities issued by the Company to give effect to any stock dividend or distribution, stock split, reverse stock split, subdivision or combination or other similar pro rata recapitalization event affecting any class or series of the

Company's Capital Stock; and (E) securities issued in connection with the transactions contemplated by the Co-Investment Rights Agreement.

          "Executive Management Holder" means (i) each Management Holder who entered into an employment agreement with the Company or a Subsidiary thereof on or prior to the date hereof or (ii) any other Management Holder who enters into an employment agreement with the Company or a Subsidiary thereof following the date hereof and who is designated by the Board (or the compensation committee thereof) as an "Executive Management Holder."

          "Exercising Offerees" shall have the meaning ascribed to such term in
Section 2(a)(i).

          "Fair Market Value" means:

          (a) the per share fair market value of a share of Common Stock or a share of Preferred Stock, as the case may be, as such fair market value was last determined in good faith by the Board (or the compensation committee thereof) in consultation with the Chief Executive Officer of the Company prior to the date of determination or, if the Board (or the compensation committee thereof) determines in good faith that such fair market value has materially changed from the amounts as last determined by the Board (or the compensation committee thereof) prior to the date of determination, the fair market value as determined in good faith by the Board (or the compensation committee) in consultation with the Chief Executive Officer of the Company as of the most recent practicable date prior to the date of determination; and

          (b) notwithstanding the preceding paragraph (a), in the case of an Executive Management Holder whose employment with the applicable Employer is terminated other than for Cause or who has resigned for Good Reason:

               (i) the per share fair market value of a share of Common Stock or a share of Preferred Stock, as the case may be, as such fair market value is agreed to in writing by the selling Executive Management Holder and the Board (or the compensation committee thereof);

               (ii) if the selling Executive Management Holder and the Board (or the compensation committee thereof) cannot so agree, the per share fair market value as agreed to in writing by the Board and the holders of a majority of all outstanding shares of Common Stock held by the Executive Management Holders (excluding the Capital Stock held by the selling Management Holder); or

               (iii) if the Board and the holders of a majority of all outstanding shares of Common Stock held by the Executive Management Holders cannot so agree, the per share fair market value as determined by an independent appraisal firm selected and agreed to in writing by the Board and the holders of a majority of the outstanding shares of Common Stock held by the Executive Management Holders (excluding shares of Common Stock held by the selling Executive Management Holder); provided that if the Board and such holders cannot so agree, such independent appraisal firm shall be selected by the American Arbitration Association;

     provided, however, that in each case of clauses (i), (ii) and (iii), the per share fair market value shall be based on the going concern value for a private company (unless the Company's shares of Common Stock are publicly traded or quoted at the time of determination (in which case, such fair market value shall be determined pursuant to (d) below)) and shall in no way be affected, or discounted, by the selling Executive Management Holder's ownership of less than a majority of shares of Common Stock. In the event that per share fair market value is determined pursuant to clause
     (iii) above, all reasonable fees and expenses of the independent appraisal firm shall be borne by the selling Executive Management Holder unless the price determined by the independent appraisal firm exceeds 10% of the amount originally determined by the Board (or the compensation committee thereof), in good faith, in which case the reasonable fees and expenses shall be paid by the Company.

          (c) Notwithstanding anything to the contrary contained in (a) or (b) above, (i) in the case of an Executive Management Holder who is terminated other than for Cause or who resigns for Good Reason, the per share fair market value of a share of Preferred Stock shall be deemed to be no less than the Original Cost thereof plus the value of accrued but unpaid dividends thereon and (ii) for purposes of determining the per share fair market value of a share of Common Stock, the fair market value of a share of Preferred Stock shall be deemed to be (x) if such fair market value is being determined pursuant to the exercise of rights under the third sentence of Section 5(a), the greater of fair market value and Original Cost and (y) in all other cases, the Original Cost thereof plus the value of accrued but unpaid dividends thereon.

          (d) Notwithstanding anything to the contrary contained in (a), (b) or
     (c) above, if any securities of the Company are publicly traded or quoted at the time of determination, then the per share fair market value of such securities shall be the average closing trading price of such securities during the thirty day period preceding the date of determination as quoted on the largest exchange on which such securities are traded or quoted.

          (e) At any time in which the Board is permitted to determine the fair market value of any security in accordance with this Agreement, neither the Company nor any officer, director, employee or agent of the Company shall have any liability with respect to the valuation of such securities that are bought or sold at such fair market value even though the fair market value, as so determined, may be more or less than actual fair market value. Each of the Company and its officers, directors, employees and agents shall be fully protected in relying in good faith upon the records of the Company and upon information, opinions, reports or statements presented to the Company by any Person as to matters which the Company or such director, officer, employee or agent reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Company in determining such fair market value. The per share fair market value of Common Stock or Preferred Stock, as the case may be, as of the date hereof and until the first determination of fair market value thereof by the Board shall be deemed to be Original Cost, subject to appropriate adjustment by the Board for stock splits, stock dividends, combinations and similar transactions.

          "Good Reason" means, with respect to the termination of employment by any Management Holder: (i) if such Management Holder is at the time of termination a party to an employment or retention agreement with an Employer thereof which defines such term, the meaning given therein, and (ii) in all other cases, the taking of any action by the applicable Employer which (A) materially decreases such Management Holder's total annual salary and target bonus or (B) materially adversely affects such Management Holder's participation in, or reduces such Management Holder's benefits originally provided to such Management Holder under the applicable Employer's benefit plans, except, in each of (A) and (B), to the extent that such action applies to (x) the employees of such Employer that hold titles or responsibilities similar to such Management Holder or (y) such Employer's employees generally.

          "Group" shall have the meaning ascribed thereto in Section 13(d)(3) of the Exchange Act.

          "Holders" means the holders of securities of the Company who are parties hereto.

          "Initial Notice" shall have the meaning ascribed thereto in Section 4b(i).

          "IRA" shall have the meaning ascribed to such term in Section 3.2(c).

          "Management Holder" means Holders who are currently employed or serve as consultants or directors to the Company or any of its Subsidiaries (and includes the Executive Management Holders).

          "Merger Agreement" means the Agreement and Plan of Merger, dated as of March 10, 2004, by and among the Company, AC Safety Acquisition Corp. and Aearo as it may be amended, supplemented or restated from time to time.

          "NASD" means the National Association of Securities Dealers, Inc.

          "Non-Bear Group Holders" means, collectively, the Holders other than the Bear Group including their permitted transferees.

          "Notice of Acceptance" shall have the meaning ascribed thereto in
Section 2(e)(iv).

          "Offer to Resell" shall have the meaning ascribed thereto in Section 2(e)(ii).

          "Offered Securities" shall have the meaning ascribed thereto in
Section 2(e)(i).

          "Offerees" shall have the meaning ascribed thereto in Section 2(a)(i).

          "Offeror" shall have the meaning ascribed thereto in Section 2(a)(i).

          "Option" means the options to purchase Common Stock issued to Holders pursuant to the 2004 Stock Incentive Plan or any other similar plan approved by the Company.

          "Original Cost" means:

          (a) With respect to a share of Common Stock, the price per share paid by the holder of such share, subject to appropriate adjustment by the Board for stock splits, stock dividends, combinations and similar transactions; and

          (b) With respect to a share of Preferred Stock, $1,000 per share, subject to appropriate adjustment by the Board for stock splits, stock dividends, combinations and similar transactions.

          "Permitted Disposition" shall have the meaning given to such term in
Section 3.1.

          "Person" shall be construed broadly and shall include, without limitation, an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "Piggyback Notice" shall have the meaning ascribed to such term in
Section 4(b).

          "Piggyback Registration Rights" means the registration rights pursuant to a Piggy Back Notice in Section 4(b).

          "Preemptive Offer" shall have the meaning ascribed to such term in
Section 2(e)(i).

          "Preemptive Offeree" shall have the meaning ascribed to such term in
Section 2(e)(i).

          "Preferred Stock" means shares of the Company's Series A Preferred Stock, par value, $.01 per share.

          "Proportionate Percentage" means, with respect to any Holder, (i) in respect of shares of Common Stock, a fraction (expressed as a percentage) the numerator of which is the total number of shares of Common Stock held by such Holder (including any Deemed Held Shares held by such Holder) and the denominator of which is the total number of shares of Common Stock outstanding at the time of determination (including any Deemed Held Shares held by all Holders), and (ii) in respect of the Preferred Stock, a fraction (expressed as a percentage) the numerator of which is the total number of shares of Preferred Stock held by such Holder and the denominator of which is the total number of shares of Preferred Stock outstanding at the time of determination.

          "Prospectus" shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the securities covered by such Registration Statement and, in each case, by all other amendments and supplements to such prospectus, including post-effective amendments and, in each case, all material incorporated by reference in such prospectus.

          "Proxy" shall have the meaning ascribed to such term in Section 10(b).

          "Public Sale" means any sale, occurring simultaneously with or after an initial public offering, of Common Stock or Preferred Stock to the public pursuant to an offering registered under the Securities Act or to the public in the manner described by the provisions of Rule 144(f).

          "Qualified Public Offering" means an underwritten public offering of Common Stock by the Company pursuant to an effective registration statement filed by the Company with the Securities and Exchange Commission (other than on Forms S-4 or S-8 or successors to such forms) under the Securities Act, pursuant to which (a) the per share price of the Common Stock sold in such offering is equal to at least 150% of the Original Cost paid by the Bear Group for its shares of Common Stock on the date of consummation of the transactions contemplated by the Merger Agreement and (b) the aggregate offering price of the Common Stock sold in such offering is at least $50,000,000.

          "Realization Event" means (i) the consummation of a Sale of the Company or (ii) the consummation of any transaction or series of related transactions in which the Bear Group sells at least 50% of the shares of Common Stock purchased by them on the date hereof and 50% of the shares of Preferred Stock purchased by them on the date hereof (excluding any shares sold or transferred in connection with the transactions contemplated by the Co-Investment Rights Agreement).

          "Registrable Securities" means shares of Common Stock and Preferred Stock; provided that any Registrable Securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such Registrable Securities has been declared effective under the Securities Act and such Registrable Securities have been disposed of in accordance with the plan of distribution set forth in such registration statement, (ii) such Registrable Securities are distributed pursuant to Rule 144 (or any similar provision then in force) under the Securities Act or (iii) such Registrable Securities shall have been otherwise transferred and new certificates for them not bearing a legend restricting further Disposition under the Securities Act shall have been delivered by the Company in accordance with applicable law; and provided further that any securities that have ceased to be Registrable Securities shall not thereafter become Registrable Securities. Notwithstanding any other provision of this Agreement, with respect to any Registration Statement that only registers shares of Common Stock, "Registrable Securities" shall only include shares of Common Stock and with respect to any Registration Statement that only registers shares of Preferred Stock, "Registrable Securities" shall only include shares of Preferred Stock.

          "Registration Expenses" shall have the meaning ascribed to such term in Section 4(e).

          "Registration Statement" means any Registration Statement of the Company which covers Registrable Securities, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits thereto and all material incorporated by reference in such Registration Statement.


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

          "Repurchase Event" means, with respect to a Management Holder, such Management Holder shall cease to be employed by, to be a director of or to be a consultant to the Company or any of its Subsidiaries for any reason.

          "Resale Notice" shall have the meaning ascribed to such term in
Section 2(e)(ii).

          "Resale Notice Period" shall have the meaning ascribed to such term in
Section 2(e)(ii).

          "Resale Period" shall have the meaning ascribed to such term in
Section 2(e)(ii).

          "Restated Certificate" means the Company's Restated Certificate of Incorporation, as it may be amended, supplemented or restated from time to time, including, without limitation, pursuant to the Certificate of Designations, Preferences and Rights for the Preferred Stock.

          "Restricted Group" shall have the meaning ascribed to such term in
Section 7(c).

          "Restricted Stock" means the restricted Common Stock issued to Holders pursuant to the 2004 Stock Incentive Plan or other similar plan approved by the Company.

          "Sale of the Company" means, with respect to the Company, (i) any merger, consolidation or other business combination of the Company, Aearo or Aearo Company with or into any other entity, recapitalization, spin-off, distribution or any other similar transaction, whether in a single transaction or series of related transactions, where the Bear Group and its permitted transferees, collectively, cease to beneficially own at least 50% of the voting power of the Voting Securities of the entity surviving or resulting from such transaction (or the ultimate sole parent thereof) (such ownership being based solely on the Voting Securities beneficially owned by such Persons immediately prior to such event), (ii) any transaction or series of related transactions as a result of which the Bear Group and its respective permitted transferees, collectively, cease to beneficially own at least 50% of the voting power of the Voting Securities of the Company (or the ultimate sole parent thereof) or (iii) any sale of all or substantially all of the assets, property or business of the Company and its Subsidiaries.

          "Sale Notice" shall have the meaning ascribed to such term in Section 2(a).

          "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

          "Selling Holders' Counsel" shall have the meaning ascribed to such term in Section 4(d)(ii).

          "Subject Employee" shall have the meaning ascribed to such term in
Section 3.2(c).

          "Subsidiary" means any corporation, company or entity with respect to which a specified Person (or a Subsidiary thereof) has the power to vote or direct the voting of sufficient securities to elect a majority of the board of directors or comparable governing body.

          "Tag Along Notice" shall have the meaning ascribed to such term in
Section 2(a).

          "Tag Along Transaction" shall have the meaning ascribed to such term in Section 2(a).

          "Term" shall have the meaning ascribed to such term in Section 10(a).

          "2004 Deferred Compensation Plan" means the Company's 2004 Deferred Compensation Plan, as it may be amended, supplemented or restated from time to time.

          "2004 Stock Incentive Plan" means the Company's 2004 Stock Incentive Plan, as it may be amended, supplemented or restated from time to time.

          "Underwritten Offering" means a sale of shares of Common Stock or Preferred Stock to an underwriter for reoffering to the public.

          "Vestar" means, collectively, Vestar Equity Partners, L.P. and its Affiliates.

          "Voting Securities" shall mean, at any time, shares of any class of Capital Stock of the Company which are then entitled to vote generally in the election of Directors or on any other matter.

     Section 2. Certain Dispositions and Issuances by the Company.

          (a) Tag Along Transaction.

               (i) Subject to the provisions of Section 2(b), prior to the consummation of a Qualified Public Offering, if any Bear Group Holder (the "Offeror") desires to effect any Disposition of shares of Common Stock or Preferred Stock to any third party following which such Offeror shall have Disposed of at least 5% of the number of shares of Common Stock or Preferred Stock, as applicable (when aggregated with all prior such sales or Dispositions), that such Offeror originally owned to a transferee or Group (each a "Tag Along Transaction"), such Holder shall give written notice to the remaining Holders (the "Offerees") at least fifteen (15) days prior to the anticipated sale date offering such Holders the option to participate in such Tag Along Transaction. The notice shall set forth the material terms of the proposed Tag Along Transaction and identify the contemplated transferee or Group (a "Sale Notice").

               (ii) Each of the Offerees may, by written notice to the Offeror (a "Tag Along Notice"), delivered within ten (10) days after the date of the Sale Notice (each such Offeree delivering such timely notice being an "Exercising Offeree"), elect to Dispose of a number of shares of Common Stock or Preferred Stock, as applicable, in such Tag Along Transaction, which will not exceed such Exercising Offerees's Proportionate Percentage of the total number of shares of Common Stock or Preferred Stock, as applicable, that the Offeror proposes to Dispose of in the applicable Tag Along Transaction. This number of shares may include shares of Common Stock and Preferred Stock to be distributed to such

          Exercising Offeree in connection with such Tag Along Transaction from the 2004 Deferred Compensation Plan or any similar plan or which such Exercising Offeree may obtain by exercising any Options or shares of Restricted Stock held by such Exercising Offeree that are vested as of the date of such Tag Along Notice or which would vest in connection with such Tag Along Transaction (collectively, the "Deemed Held Shares").

               (iii) If none of the Offerees delivers a timely Tag Along Notice, then the Offeror may thereafter consummate the Tag Along Transaction, on the same terms and conditions as are described in the Sale Notice for a period of one hundred twenty (120) days thereafter. In the event the Offeror has not consummated the Tag Along Transaction within such one hundred twenty (120) day period, the Offeror shall not thereafter consummate a Tag Along Transaction without first providing a Sale Notice and an opportunity to the Exercising Offerees to sell in the manner provided above. If one or more of Exercising Offeree gives the Offeror a timely Tag Along Notice, then the Offeror shall use its commercially reasonable best efforts to cause the prospective transferee or Group to agree to acquire all shares identified in all timely Tag Along Notices, upon the same terms and conditions as applicable to the shares held by the Offeror. Each Exercising Offeree shall take all reasonably necessary actions approved by the Bear Group in connection with the consummation of the Tag Along Transaction, including executing such agreements and such instruments and other actions reasonably necessary to provide the representations, warranties, covenants and indemnities, as well as escrow arrangements relating to such Tag Along Transaction but only to the extent similar agreements and instruments are executed and actions taken by the Bear Group in connection with such Tag Along Transaction; provided, however, that (i) any representations, warranties, covenants, indemnities, escrow agreements and other provisions and agreements made by the Exercising Offerees shall be several and not joint and
          (ii) to the extent the Exercising Offerees are required to provide indemnities in connection with the Disposition of their shares of Common Stock or Preferred Stock, no Exercising Offeree shall be required to provide indemnification that would result in an aggregate liability to such Exercising Offeree in excess of such Exercising Offeree's net proceeds from such Disposition pursuant to this Section 2(a)(iii), as applicable, and such indemnities shall be made by all Exercising Offerees participating in the applicable transaction or transactions, severally and not jointly. Each Holder hereby waives any claims such Holder may have against the Board or the Bear Group in connection with the Tag Along Transaction. If such prospective transferee or Group is unable or unwilling to acquire all shares proposed to be included in the Tag Along Transaction upon such terms, then the Offeror may elect to cancel such Tag Along Transaction or to allocate the maximum number of shares that each prospective transferee or Group is willing to purchase among the Offeror and the Exercising Offerees in the proportion that each such Exercising Offeree's and the Offeror's Proportionate Percentage bears to the total Proportionate Percentages of the Offeror and the Exercising Offerees (e.g., if the Sale Notice contemplated a Tag Along Transaction of 10% Proportionate Percentage by the Offeror, and if the Offeror at such time owns a

          30% Proportionate Percentage and one Exercising Offeree who owns a 20% Proportionate Percentage elects to participate, then the Offeror would be entitled to sell a 6% Proportionate Percentage (30%/50% multiplied by the 10% Proportionate Percentage) and the Exercising Offeree would be entitled to sell a 4% Proportionate Percentage (20%/50% multiplied by the 10% Proportionate Percentage).

               (iv) Notwithstanding the provisions of this Section 2(a), the Bear Group may take any of the following actions without complying with the provisions of this Section 2(a): (a) during the first twelve
          (12) months of this Agreement, the Bear Group may Dispose of up to 10% of the shares of Common Stock and 10% of the shares of Preferred Stock then owned by it, (b) the Bear Group may Dispose of shares of Common Stock and Preferred Stock to any Affiliate of the Bear Group (provided that such Affiliate transferee agrees in writing to be bound by this Agreement to the same extent as any other member of the Bear Group) and (c) the Bear Group may Dispose of shares of Common Stock and Preferred Stock to Vestar or one or more of its Affiliates in connection with the transactions contemplated by the Co-Investment Rights Agreement.

          (b) Come Along Transaction.

               (i) If, at any time, (A) the Bear Group holds at least fifty percent (50%) of the outstanding shares of Common Stock and the Bear Group approves the Disposition of at least fifty percent (50%) of the shares of Common Stock and/or Preferred Stock held by the Bear Group as of the date hereof or (B) the holders of at least fifty percent (50%) of the outstanding shares of Common Stock (including the Bear Group) approve a Disposition of at least fifty percent (50%) of the outstanding shares of Common Stock and/or Preferred Stock (in either of (A) or (B), a "Come Along Transaction"), then each Non-Bear Group Holder shall raise no objections against, and, if a stockholder vote is required by law in connection therewith, consent to, the Come Along Transaction, and if the Come Along Transaction is structured as (1) a merger or consolidation of the Company or an asset sale, each Non-Bear Group Holder hereby waives any dissenters rights, appraisal rights or similar rights in connection with such merger, consolidation or asset sale or (2) a sale of Capital Stock of the Company, each Non-Bear Group Holder shall agree to sell his or its pro rata portion of shares of Common Stock and/or Preferred Stock which are the subject of the Come Along Transaction (including his or its Deemed Held Shares). Each Non-Bear Group Holder shall take all reasonably necessary actions approved by the Bear Group in connection with the consummation of the Come Along Transaction and executing such agreements and such instruments and other actions reasonably necessary to provide the representations, warranties, covenants and indemnities, as well as escrow arrangements relating to such Come Along Transaction but only to the extent similar agreements and instruments are executed and actions taken by the Bear Group in connection with such Come Along Transaction; provided, however, that (x) any representations, warranties, covenants, indemnities, escrow agreements and other provisions and agreements made by the Non-Bear Group

          Holders shall be several and not joint and (y) to the extent the Non-Bear Group Holders are required to provide indemnities in connection with the Disposition of their shares of Common Stock or Preferred Stock, no Non-Bear Group Holder shall be required to provide indemnification that would result in an aggregate liability to such Non-Bear Group Holder in excess of such Non-Bear Group Holder's net proceeds from such Disposition pursuant to this Section 2(b)(i), as applicable, and such indemnities shall be made by all Non-Bear Group Holders participating in the applicable transaction or transactions, severally and not jointly. Each Holder hereby waives any claims such Holder may have against the Board or the Bear Group in connection with the Come Along Transaction.

          (c) The Company and the Non-Bear Group Holder shall cooperate in causing any Deemed Held Shares that are ultimately included in a Tag Along Transaction or a Come Along Transaction to be delivered to the Non-Bear Group Holder immediately prior to the closing of such Tag Along Transaction or Come Along Transaction in order that the Non-Bear Group Holder may exercise his rights under Section 2(a) or that the Bear Group may exercise its rights under Section 2(b), as the case may be.

          (d) Upon the closing of the sale of any shares of Common Stock or Preferred Stock (including any Deemed Held Shares) pursuant to this Section 2, the Holders shall deliver at such closing, against payment of the purchase price therefor, certificates representing their shares of Common Stock or Preferred Stock to be sold, duly endorsed for Disposition or accompanied by duly endorsed stock powers, and evidence of good title to the shares to be sold and the absence of liens, encumbrances and adverse claims with respect thereto and such other matters as are reasonably deemed necessary by the Company for the proper Disposition of such shares on the books of the Company.

          (e) Preemptive Rights.

               (i) Except for Excluded Securities, prior to the consummation of a Qualified Public Offering, the Company shall not issue or sell to, or exchange with, the Bear Group (i) any Common Stock, (ii) any Preferred Stock, (iii) any other equity security of the Company or
          (iv) any option, call, warrant or other right to subscribe for, purchase or otherwise acquire any security of the Company specified in the foregoing clauses (i) through (iii), unless, in each case, the Company shall have first offered to sell to each Non-Bear Group Holder (each, a "Preemptive Offeree") the percentage of such securities equal to the percentage of outstanding shares of Common Stock held by such Preemptive Offeree as of such date (the "Offered Securities") at a price and on such other terms and conditions as shall have been specified by the Company in a writing delivered to such Preemptive Offeree (the "Preemptive Offer"). A Preemptive Offer by its terms shall remain open and irrevocable for a period of thirty (30) days from the date of delivery to each Preemptive Offeree.

               (ii) If the Company is unable to make the Preemptive Offer or hold the Preemptive Offer open for the entire 30-day period referred to in Section 2(e)(i), the Bear Group may purchase or cause to be purchased from the Company all of the Offered Securities that are to be offered to the Preemptive Offerees pursuant to Section 2(e)(i), in which case the Company's obligations under Section 2(e)(i) shall be deemed fully satisfied. Promptly after such purchase, the Bear Group shall or shall cause the applicable purchaser to offer (an "Offer to Resell") to each Preemptive Offeree the number of such Offered Securities that such Preemptive Offerees would otherwise be entitled to purchase pursuant to Section 2(e)(i), at the same price paid by such purchaser and on the same terms and conditions. Such Offer to Resell by its terms shall remain open for a period of thirty (30) days from the date it is delivered (the "Resale Period"). Notice of any Preemptive Offeree's intention to accept the Offer to Resell shall be evidenced by a writing signed by such Preemptive Offeree and delivered to the Bear Group and the Company prior to the end of the Resale Period (the "Resale Notice"). Within five (5) days after receipt of the Resale Notice, the Bear Group or the applicable purchaser shall sell and each Preemptive Offeree delivering a Resale Notice shall purchase the applicable Offered Securities which were the subject of the Offer to Resell, upon the terms and conditions of the Offer to Resell.

               (iii) The Company may specify in the Preemptive Offer that all or a minimum amount of the Offered Securities must be sold to the Preemptive Offerees and the Bear Group pursuant to Section 2(e)(v) below, in which case any Notice of Acceptance (as defined below) shall be deemed conditioned upon the sale of all or such minimum amount, as applicable, of the Offered Securities pursuant to Section 2(e)(v).

               (iv) Notice of a Preemptive Offeree's intent to accept, in whole or in part, a Preemptive Offer shall be irrevocable and evidenced by a writing (the "Notice of Acceptance") signed by such Preemptive Offeree and delivered to the Company prior to the end of the 30-day period of such Preemptive Offer, setting forth the number of Offered Securities to be purchased by such Preemptive Offeree (up to the number of Offered Securities set forth in the Preemptive Offer received by such Preemptive Offeree pursuant to Section 2(e)), on the above-described terms and conditions.

               (v) The Company shall have sixty (60) days from the expiration of the foregoing 30-day period to sell all or any part of such Offered Securities as to which Notices of Acceptance have not been given by the Preemptive Offerees to the Bear Group, but only upon terms and conditions (including, without limitation, purchase price, representations, covenants, indemnification and interest rates), which, when taken as a whole, are no more favorable to the Bear Group and no less favorable to the Company than those set forth in the Preemptive Offer. Upon the closing of such sale to the Bear Group (which shall include full payment to the Company), each Preemptive Offeree shall purchase from the Company, and the Company shall sell to each Preemptive Offeree, the Offered Securities in respect of which a timely Notice of Acceptance was delivered to the Company by such Preemptive Offeree, on the terms specified in the Preemptive Offer.

               (vi) Any Offered Securities not purchased by the Preemptive Offerees or the Bear Group in accordance with Section 2(e)(v) may not be sold or otherwise disposed of to the Bear Group until they are again offered to the Preemptive Offerees under the procedures specified in this Section 2(e).

     Section 3. Transfers; Additional Parties.

          3.1 Restrictions; Permitted Dispositions.

          Without the written consent of the Board, except as otherwise provided in this Agreement, no Non-Bear Group Holder shall make any Disposition, directly or indirectly, through an Affiliate or otherwise. The preceding sentence shall apply with respect to all shares of Common Stock and Preferred Stock held at any time by a Non-Bear Group Holder (including, without limitation, all shares of Common Stock acquired upon the exercise of any Option, any shares of Restricted Stock and any shares of Common Stock and Preferred Stock distributed pursuant to the 2004 Deferred Compensation Plan or any similar plan), regardless of the manner in which such Non-Bear Group Holder initially acquired Common Stock or Preferred Stock, as applicable. Notwithstanding the foregoing, the following Dispositions shall be permitted (each, a "Permitted Disposition"):

          (a) By any Non-Bear Group Holder (i) in the case of shares of Common Stock or Preferred Stock, with respect to a Public Sale in connection with the exercise of registration rights pursuant to Section 4, (ii) subject to
     Section 4(f), a Public Sale of Common Stock, (iii) any sale of Common Stock or Preferred Stock to any other Holder with the consent of the Board or
     (iv) pursuant to Section 5 of this Agreement;

          (b) By Vestar to any of its Affiliates or to its limited partners in a pro rata distribution, in each case, in accordance with the other provisions of this Agreement;

          (c) By any individual Non-Bear Group Holder during such Non-Bear Group Holder's lifetime to: (i) a guardian of the estate of such Non-Bear Group Holder; (ii) an inter-vivos trust primarily for the benefit of such Non-Bear Group Holder; or (iii) an inter-vivos trust whose primary beneficiary is one or more of such Non-Bear Group Holder's lineal descendants (including lineal descendants by adoption);

          (d) With the consent of the Company (which consent shall not be unreasonably withheld), by any Non-Bear Group Holder to a qualified retirement plan sponsored by the Non-Bear Group Holder;

          (e) By any qualified retirement plan of the Company to participants, alternate payees and beneficiaries to the extent required by law and the provisions of such plan;

          (f) By any Non-Bear Group Holder which is a trust, to any successor trust or successor trustee;

          (g) By any Non-Bear Group Holder pursuant to Section 2; and

          (h) With the consent of the Company (which consent shall not be unreasonably withheld), by any Non-Bear Group Holder to other entities for tax planning purposes.

No Holder shall permit a transaction involving a change of ownership interest or voting power of such Holder which avoids the restrictions on Dispositions provided in this Section 3.1 to be consummated; provided, however, that the transfer of interests in a Holder that holds substantial assets in addition to equity interests in the Company and is not a Management Holder will be deemed not to be a Disposition which avoids the restrictions on Dispositions provided in this Section 3.1.

          3.2 Additional Parties.

          (a) As a condition to the Company's obligation to effect a Disposition of Common Stock or Preferred Stock permitted by this Agreement on the books and records of the Company, any transferee (other than a Disposition to the Company or in accordance with Section 3.1(a) above) shall be required to become a party to this Agreement by executing (together with such Person's spouse, if applicable) an Adoption Agreement in substantially the form of Exhibit A or in such other form that is reasonably satisfactory to the Company and upon execution of such Adoption Agreement such transferee shall have all the rights and obligations of the Disposing Holder.

          (b) In the event that any Person acquires shares of Common Stock or Preferred Stock from (i) a Holder or any Affiliate or member of such Holder's Group or (ii) any direct or indirect transferee of a Holder, such Person shall be subject to any and all obligations and restrictions of the Holder (for whom the shares of Common Stock or Preferred Stock were purchased) hereunder, as if such Person was such Holder named herein. Additionally, whenever a Management Holder makes a Disposition of shares of Common Stock or Preferred Stock, such shares of Common Stock and/or Preferred Stock shall contain a legend so as to inform any transferee that such shares of Common Stock and/or Preferred Stock were held originally by a Management Holder and are subject to repurchase based on the employment of, or events relating to, such Management Holder. Such legend shall not be placed on any shares of Common Stock or Preferred Stock acquired from a Non-Bear Group Holder by the Company, the Bear Group or any of their Affiliates. Notwithstanding the foregoing, the requirements of this Section 3.2(b) shall not apply in connection with any Disposition in accordance with Section 3.1(a) above.

          (c) The Company shall not, without the prior written consent of the Bear Group, issue or sell any Capital Stock to any Person (other than pursuant to a Public Sale) unless such Person is already a party to this Agreement or first executes and delivers to the Company a counterpart to this Agreement (and such Person's spouse, if applicable, executes a Spousal Acknowledgement and Consent in substantially the form of Exhibit B or in such other form as is reasonably satisfactory to the Company), pursuant to which such Person will thereupon become a party to, and be bound by and obligated to comply with the terms and provisions of, this Agreement.

          (d) Any shares of Common Stock or Preferred Stock acquired by an individual retirement account ("IRA") on behalf of an employee of the Company or any of its Subsidiaries (the "Subject Employee") shall be deemed to be a Non-Bear Group Holder. Additionally, such Subject Employee shall be deemed to be a Non-Bear Group Holder and his or her IRA shall be deemed to have acquired all shares of Common Stock and/or Preferred Stock it holds from such Subject Employee pursuant to a Disposition that is subject to Section 3.2(b) above.

          3.3 Securities Restrictions; Legends.

          (a) No shares of Common Stock or Preferred Stock shall be transferable except upon the conditions specified in this Section 3.3, which conditions are intended to insure compliance with the provisions of the Securities Act.

          (b) Each certificate representing shares of Common Stock and Preferred Stock shall (unless otherwise permitted by the provisions of paragraph (d) below) be stamped or otherwise imprinted with a legend in substantially the following form:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES OR BLUE SKY LAWS. THESE SECURITIES MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED, DISPOSED OF OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT OR LAWS. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO A STOCKHOLDERS' AGREEMENT DATED AS OF APRIL __, 2004 AMONG THE ISSUER OF SUCH SECURITIES (THE "COMPANY"), AND THE OTHER PARTIES NAMED THEREIN. THE TERMS OF SUCH STOCKHOLDERS' AGREEMENT INCLUDE, AMONG OTHER THINGS, RESTRICTIONS ON TRANSFER. A COPY OF SUCH AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST."

          (c) The Holder of any shares of Common Stock and/or Preferred Stock by acceptance thereof agrees, prior to any Disposition of any such shares, to give written notice to the Company of such Holder's intention to effect such Disposition and to comply in all other respects with the provisions of this Section. Each such notice shall describe the manner and circumstances of the proposed Disposition. Upon request by the Company, the Holder delivering such notice shall deliver a written opinion, addressed to the Company, of counsel for the Holder of such shares, stating that in the opinion of such counsel (which opinion and counsel shall be reasonably satisfactory to the Company) such proposed Disposition does not involve a transaction requiring registration or qualification of such shares under the Securities Act. Such Holder of such shares shall be entitled to Dispose of such shares in accordance with the terms of the notice delivered to the Company, if the Company does not reasonably object to such Disposition and request such opinion within fifteen (15) days after delivery of such notice, or, if it requests such opinion, does not reasonably object to such Disposition within fifteen (15) days after delivery of such opinion. Each certificate or other instrument evidencing the securities issued upon the Disposition of any shares of Common Stock or Preferred Stock shall bear the legend set forth in paragraph (b) above unless (i) in such opinion of counsel to the Holder of such shares (each of which opinion and counsel shall be reasonably acceptable to the Company) registration of any future Disposition is not required by the applicable provisions of the Securities Act or (ii) the Company shall have waived the requirement of such legends.

          (d) Notwithstanding the foregoing provisions of this Section 3, the restrictions imposed by this Section upon the transferability of any shares of Common Stock or Preferred Stock shall cease and terminate (i) when any such shares are sold or otherwise disposed of (A) pursuant to an effective registration statement under the Securities Act or (B) in a transaction contemplated by paragraph (c) above which does not require that the shares so transferred bear the legend set forth in paragraph (b) hereof, (ii) when the Holder of such shares has met the requirements for Disposition of such shares under Rule 144(k) under the Securities Act (subject to the delivery of opinions as set forth above) or (iii) upon the expiration of the period of time in which the Bear Group has agreed not to sell publicly, make any short sale of, grant any option for the purchase of, or otherwise dispose publicly of, any Capital Stock of the Company following the consummation of a Qualified Public Offering; provided, however, that the period of time in the preceding clause (iii) shall not exceed 180 days unless a longer period of time has become market practice at the time of the registration of securities related thereto. Whenever the restrictions imposed by this Section shall terminate, the Holder of any shares as to which such restrictions have terminated shall be entitled to receive from the Company, without expense, a new certificate not bearing the restrictive legend set forth in paragraph (b) above and not containing any other reference to the restrictions imposed by this Section.

     Section 4. Registration Rights.

          (a) Demand Registration.

               (i) Right to Demand; Demand Notices. Subject to the provisions of this Section 4(a) at any time and from time to time after the date hereof, the Bear Group may make up to six written requests to the Company for registration under and in accordance with the provisions of the Securities Act of all or part of their shares of Common Stock or Preferred Stock. All requests made pursuant to this Section will specify the aggregate amount of Registrable Securities to be registered and will also specify the intended methods of disposition thereof (a "Demand Notice"). Subject to Section 4(a)(ii), promptly upon receipt of any such Demand Notice, the Company will notify each Non-Bear Group Holder of its intent to register the Registrable Securities and the Company shall use its commercially reasonable best efforts to effect within 180 days such registration under the Securities Act of the Registrable Securities which the Company has been so requested to register. Subject to the provisions of this

          Section 4(a), each Non-Bear Group Holder shall be permitted to participate in any Demand Registration initiated by the Bear Group by delivery of written notice to the Company within 30 days of receiving notice from the Company of the Demand Notice specifying the aggregate number of Registrable Securities such Non-Bear Group Holder desires to have registered. Each Non-Bear Group Holder seeking registration of any Registrable Securities shall be treated on a pari passu basis with the Bear Group.

               (ii) Company's Right to Defer Registration. If the Company is requested to effect a Demand Registration and the Company furnishes to the Bear Group a copy of a resolution of the Board certified by the secretary of the Company stating that in the good faith judgment of the Board it would be materially adverse to the Company for such Registration Statement to be filed on or before the date such filing would otherwise be required hereunder, the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request for such registration from the Bear Group. If the Company shall so postpone the filing of a Registration Statement and if the Bear Group within thirty (30) days after receipt of the notice of postponement advises the Company in writing that it has determined to withdraw such request for registration, then such Demand Registration shall be deemed to be withdrawn, with respect to any Registrable Securities of the Bear Group and any participating Non-Bear Group Holders.

               (iii) Registration Statement Form. Registrations under this
          Section 4 shall be on such appropriate registration form of the Commission (i) as shall be selected by the Company and as shall be reasonably acceptable to the Bear Group and (ii) as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in the Bear Group's Demand Notice. If, in connection with any registration under this Section 4 which is proposed by the Company to be on Form S-3 or any successor form, the managing underwriter, if any, shall advise the Company in writing that in its opinion the use of another permitted form is of material importance to the success of the offering, then such registration shall be on such other permitted form.

               (iv) Effective Registration Statement. The Company shall be deemed to have effected a Demand Registration if (a) the Registration Statement relating to such Demand Registration is declared effective by the Commission; provided, however, that no Demand Registration shall be deemed to have been effected if (i) such registration, after it has become effective, is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court by reason of an act or omission by the Company and such interference is not cured within twenty (20) business days, or (ii) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied because of an act or omission by the Company (other than a failure of the Company or any of its representatives to execute or deliver any closing certificate by reason of facts or circumstances not within the control of the Company or such representatives), or (b) at any time after the Bear Group delivers a Demand Notice to the Company and prior to the effectiveness of the Registration Statement, the preparation of such Registration Statement is discontinued or such Registration Statement is withdrawn or abandoned at the request of the Bear Group (other than as contemplated by Section 4(a)(ii)) unless the Bear Group has elected to pay and has paid to the Company in full the Registration Expenses in connection with such Registration Statement.

               (v) Underwriter's Cutback. If the managing underwriter informs the Company in writing that the inclusion of all such Registrable Securities proposed to be included in such Demand Registration would adversely affect the successful marketing (including pricing, timing and distribution) of the Registrable Securities to be offered thereby, then the number of Registrable Securities proposed to be included in such registration shall be allocated among the Company, the Bear Group and all selling Non-Bear Group Holders of the Company proportionately, such that the number of Registrable Securities that each such Person shall be entitled to sell in the Public Offering shall be included in the following order:

                    (A) first, the Registrable Securities held by the Persons requesting their Registrable Securities be included in such registration pursuant to the terms of this Section 4(a), pro rata based upon the number of Registrable Securities owned by each such Person at the time of such registration; and

                    (B) second, the Registrable Securities to be issued and sold by the Company in such registration.

Notwithstanding anything to the contrary set forth in this Section 4(a)(v), if the managing underwriter for an Underwritten Offering informs the Company in writing that the inclusion of all Registrable Securities proposed to be included in any registration by any particular Management Holder would adversely affect the successful marketing (including pricing, timing and distribution) of the Registrable Securities to be offered thereby, then the number of Registrable Securities proposed to be included in such registration by such Management Holder shall be reduced to the lower of the number of Registrable Securities that the managing underwriter advises that such Management Holder may sell in the Underwritten Offering and the number of Registrable Securities calculated pursuant to the foregoing.

               (vi) Selection of Underwriters. Notwithstanding any other provision herein, the Bear Group shall have sole discretion to select any and all underwriters that may participate in any Underwritten Offering pursuant to this Section 4(a)(vi).

          (b) Piggyback Registration.

               (i) If the Company at any time proposes for any reason to register shares of Common Stock or Preferred Stock under the Securities Act (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto) on behalf of itself or any other Person (other than on behalf of a Holder pursuant to Section 4(a) above), it shall give written notice to each Holder of its intention to so register such Registrable Securities (an "Initial Notice") as soon as practicable and in any event at least 30 days before the filing of such Registration Statement. Upon the written request of any Holder (a "Piggyback Notice"), delivered within 30 days after receipt of any such notice (or 15 days if the Company gives telephonic notice with written confirmation to follow promptly thereafter, stating that (i) such registration will be on Form S-3 and (ii) such shorter period of time is required), to include in such registration Registrable Securities designated by such Holder (which request shall specify the number of Registrable Securities proposed to be included in such registration), the Company shall use its commercially reasonable best efforts to cause all such Registrable Securities to be included in such registration on the same terms and conditions as the securities otherwise being sold in such registration; subject to the limitations set forth in Section 4(b)(ii).

               (ii) Underwriter's Cutback. If the managing underwriter informs the Company in writing that the inclusion of all such Registrable Securities proposed to be included in such Piggyback Registration would adversely affect the successful marketing (including pricing, timing and distribution) of the Registrable Securities to be offered thereby, then the number of Registrable Securities proposed to be included in such registration shall be allocated among the Company and all selling Holders of the Company proportionately, such that the number of Registrable Securities that each such Person shall be entitled to sell in the Public Offering shall be included in the following order:

                    (A) first, the Registrable Securities to be issued and sold by the Company for its own account in such registration; and

                    (B) second, the Registrable Securities requested to be included in such registration pursuant to the terms of this Section 4(b), pro rata based upon the number of Registrable Securities owned by each holder of such Registrable Securities at the time of such registration; and

                    (C) third, all other Registrable Securities not covered by the preceding clause (B) requested to be included in such registration, pro rata based upon the number of Registrable Securities owned by the holders thereof at the time of registration.

Notwithstanding anything to the contrary set forth in this Section 4(b)(ii), if the managing underwriter for an Underwritten Offering informs the Company in writing that the inclusion of all Registrable Securities proposed to be included in any registration by any particular Management Holder would adversely affect the successful marketing (including pricing, timing and distribution) of the Common Stock or Preferred Stock to be offered thereby, then the number of Registrable Securities proposed to be included in such registration by such Management Holder shall be reduced to the lower of the number of Registrable Securities that the managing underwriter advises that such Management Holder may sell in the Underwritten Offering and the number of Registrable Securities calculated pursuant to the foregoing.

               (iii) Company Control. The Company may decline to file a Registration Statement after an Initial Notice has been given or after receipt by the Company of a Piggyback Notice, and the Company may withdraw a Registration Statement after filing and after such Initial Notice or Piggyback Notice, but prior to the effectiveness of the Registration Statement, provided that the Company shall promptly notify the Holders in writing of any such action.

               (iv) Selection of Underwriters. Notwithstanding any other provision herein, the Company shall have sole discretion to select any and all underwriters that may participate in any Underwritten Offering pursuant to this Section 4(b)(iv).

          (c) Registrations on Form S-3. Notwithstanding anything contained in this Agreement to the contrary, at such time as the Company shall have qualified for the use of Form S-3 promulgated under the Securities Act or any successor form thereto, the Bear Group and the Holders shall have the right to request in writing an unlimited number of registrations on Form S-3, or such successor form, of Registrable Securities, which request or requests shall (i) specify the number of Registrable Securities intended to be sold or disposed of and (ii) state the intended method of disposition of such Registrable Securities, and upon receipt of such request, the Company shall use its best efforts promptly to effect the registration under the Securities Act of the Registrable Securities so requested to be registered. A requested registration on Form S-3, or any such successor form, in compliance with this Section 4 shall not count as a registration statement initiated pursuant to Section 4(a) but shall otherwise be treated as a registration initiated pursuant to, and shall, except as otherwise expressly provided herein, be subject to the other provisions of, this
     Section 4.

          (d) Preparation and Filing. If and whenever the Company is under an obligation pursuant to the provisions of this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as practicable:

               (i) use its commercially reasonable best efforts to cause a Registration Statement that registers such Registrable Securities to become and remain effective for a period of 90 days or until all of such Registrable Securities have been disposed of (if earlier);

               (ii) furnish, at least five business days before filing a Registration Statement that registers such Registrable Securities, a Prospectus relating thereto or any amendments or supplements relating to such Registration Statement or Prospectus, to one counsel selected by the Holders of a majority of such Registrable Securities (the "Selling Holders' Counsel"), copies of all such documents proposed to be filed (it being understood that such five-business-day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to the Selling Holders'

          Counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances);

               (iii) prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for at least a period of 90 days or until all of such Registrable Securities have been disposed of (if earlier) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of such Registrable Securities;

               (iv) notify in writing the Selling Holders' Counsel promptly of the receipt by the Company of any notification with respect to (a) any comments by the Commission with respect to such Registration Statement or Prospectus or any amendment or supplement thereto or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto, (b) the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or Prospectus or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose and (c) the suspension of the qualification of such Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

               (v) use its commercially reasonable best efforts to (i) register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as the holders of Registrable Securities reasonably request, (ii) keep such registration or qualifications in effect for so long as such registration statement remains in effect or until all Registrable Securities covered thereby have been Disposed of pursuant thereto, and (iii) do any and all other acts and things which may be reasonably necessary or advisable to enable such Holders of Registrable Securities to consummate their disposition in such jurisdictions; provided, however, that the Company will not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for this paragraph (v);

               (vi) furnish to each Holder of Registrable Securities such number of copies of a summary Prospectus or other Prospectus, including a preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Holders may reasonably request in order to facilitate the public sale or other disposition of such Registrable Securities;

               (vii) without limiting subsection (v) above, use its commercially reasonable best efforts to cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Holders of such Registrable Securities to consummate the disposition of such Registrable Securities;

               (viii) notify the Holders of such Registrable Securities promptly and confirm such advice in writing (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a registration statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the registered securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (v) of the occurrence of any event or information becoming known which requires the making of any changes in a Registration Statement or related Prospectus so that such documents will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (vi) of the Company's reasonable determination that a post-effective amendment to a registration statement would be appropriate;

               (ix) give the Selling Holders' Counsel the opportunity (but not the obligation) to participate in the preparation of each Registration Statement under the Securities Act pursuant to this Agreement, each Prospectus included therein or filed with the Commission and, to the extent practicable, each amendment thereof or supplement thereto, and make available for inspection by the Holders of such Registrable Securities, the Selling Holders' Counsel or any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such holder or underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information (together with the Records, the "Information") reasonably requested by any such Inspector in connection with such Registration Statement. Any of the Information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless (a) the disclosure of such Information is necessary to avoid or correct a misstatement or omission in the Registration Statement, (b) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (c) such Information has been made generally available to the public. The Persons holding such Registrable Securities agree that they will, upon learning that disclosure of such Information is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential;

               (x) in the case of an underwritten offering, use its reasonable best efforts to obtain from its independent certified public accountants "comfort" letters in customary form and at customary times and covering matters of the type customarily covered by comfort letters;

               (xi) in the case of an underwritten offering, use its reasonable best efforts to obtain from its counsel an opinion or opinions in customary form;

               (xii) provide a transfer agent and registrar (which may be the same entity and which may be the Company) for such Registrable Securities;

               (xiii) issue to any underwriter to which any seller of Registrable Securities may sell shares in such offering certificates evidencing such Registrable Securities;

               (xiv) upon the request of Holders of a majority of such Registrable Securities, list such Registrable Securities on any national securities exchange on which any shares of the Common Stock or Preferred Stock are listed or, if the Common Stock or Preferred Stock is not listed on a national securities exchange, use its best efforts to qualify such Registrable Securities for inclusion on the automated quotation system of the NASD or such national securities exchange as the requesting Holders shall designate;

               (xv) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make available to its securityholders, as soon as reasonably practicable, earnings statements (which need not be audited) covering a period of 12 months beginning within three months after the effective date of the Registration Statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act; and

               (xvi) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter" that is required to be retained in accordance with the rules and regulations of the NASD);

               (xvii) subject to all the other provisions of this Agreement, use its commercially reasonable best efforts to take all other steps necessary to effect the registration of such Registrable Securities contemplated hereby.

          (e) Registration Expenses. All expenses incident to the Company's performance of or compliance with this Section 4, including without limitation (i) all registration and filing fees, and any other fees and expenses associated with filings required to be made with any stock exchange, the Commission and the NASD (including, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel as may be required by the rules and regulations of the NASD), (ii) all fees and expenses of compliance with state securities or blue sky laws (including fees and disbursements of counsel for the underwriters or selling Holders in connection with blue sky qualifications of the Registrable Securities and determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriters or the selling Holders may designate), (iii) all printing and related messenger and delivery expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses, all fees and disbursements of counsel for the Company and of all independent certified public accountants of the issuer (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (iv) Securities Act liability insurance if the Company so desires or the underwriters so require, (v) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange and all rating agency fees, (vi) all reasonable fees and disbursements of Selling Holders' Counsel representing such Persons in connection with such registration, (vii) all fees and disbursements of underwriters customarily paid by the issuer or sellers of securities, excluding underwriting discounts and commissions and transfer taxes, if any, and fees and disbursements of counsel to underwriters (other than such fees and disbursements incurred in connection with any registration or qualification of Registrable Securities under the securities or blue sky laws of any state), and (viii) fees and expenses of other Persons retained by the Company in connection with the registrations or qualifications of Registrable Securities (all such expenses being herein called "Registration Expenses"), will be borne by the Company, regardless of whether the Registration Statement becomes effective. In addition, the Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any audit and the fees and expenses of any Person, including special experts, retained by the Company.

          (f) Lock-Up. If the Company at any time shall register shares of Common Stock or Preferred Stock under the Securities Act for sale to the public, no Non-Bear Group Holder shall sell publicly, make any short sale of, grant any option for the purchase of, or otherwise dispose publicly of, any capital stock of the Company without the prior written consent of the Company, for the period of time in which the Bear Group has similarly agreed not to sell publicly, make any short sale of, grant any option for the purchase of, or otherwise dispose publicly of, any capital stock of the Company; provided, however, that such period of time shall not exceed 180 days unless a longer period of time has become market practice at the time of such registration.

          (g) Participation in Underwritten Offerings. No Person may participate in any Underwritten Offering hereunder unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, lock-ups and other documents required under applicable federal and state securities laws and regulations for such underwriting arrangements. Nothing in this Section 4(g) shall be construed to create any additional rights regarding the registration of Registrable Securities in any Person otherwise than as set forth herein.

          (h) Indemnification.

               (i) Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each selling Holder and its Affiliates and their respective members, partners, managers, agents, officers, directors and employees and each Person who controls (within the meaning of the Securities Act) such selling Holder against any losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may be caused by or contained in any information furnished in writing to the Company by such selling Holder for use therein; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such preliminary Prospectus if (a) such selling Holder failed to deliver or cause to be delivered a copy of the Prospectus to the Person asserting such loss, claim, damage, liability or expense after the Company has furnished such selling Holder with a sufficient number of copies of the same and
          (b) the Prospectus completely corrected in a timely manner such untrue statement or omission; and provided, further, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus, if such untrue statement or alleged untrue statement, omission or alleged omission is completely corrected in an amendment or supplement to the Prospectus and the selling Holder thereafter fails to deliver such Prospectus as so amended or supplemented prior to or concurrently with the sale of the securities to the Person asserting such loss, claim, damage, liability or expense after the Company had furnished such selling Holder with a sufficient number of copies of the same. The Company will also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the selling Holder, if requested.

               (ii) Indemnification by Selling Holders. Each selling Holder agrees to, severally but not jointly, indemnify and hold harmless, to the full extent permitted by law, the Company, each other selling Holder and their Affiliates and their respective members, partners, managers, agents, directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages or liabilities and expenses caused by any untrue or alleged untrue statement of a material fact contained in any Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information or affidavit so furnished by such selling Holder to the Company in writing expressly for inclusion in such Registration Statement, Prospectus or preliminary Prospectus and has not been corrected in a subsequent writing prior to or concurrently with the sale of the securities to the Person asserting such loss, claim, damage, liability or expense. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the proceeds received by such selling Holder upon the sale of the securities giving rise to such indemnification obligation. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such Persons specifically for inclusion in any Prospectus or Registration Statement.

               (iii) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder will (a) give prompt (but in any event within 30 days after such Person has actual knowledge of the facts constituting the basis for indemnification) written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (b) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any delay or failure to so notify the indemnifying party shall relieve the indemnifying party of its obligations hereunder only to the extent, if at all, that it is prejudiced by reason of such delay or failure; provided further, however, that any Person entitled to indemnification hereunder shall have the right to select and employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (x) the indemnifying party has agreed in writing to pay such fees or expenses, or (y) the indemnifying party shall have failed to assume the defense of such claim within a reasonable time after receipt of notice of such claim from the Person entitled to indemnification hereunder and employ counsel reasonably satisfactory to such Person or (z) in the reasonable judgment of any such Person, based upon advice of counsel, a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld), provided that an indemnified party shall not be required to consent to any settlement involving the imposition of equitable remedies or involving the imposition of any material obligations on such indemnified party other than financial obligations for which such indemnified party will be indemnified hereunder. No indemnifying party will be required to consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. Whenever the indemnified party or the indemnifying party receives a firm offer to settle a claim for which indemnification is sought hereunder, it shall promptly notify the other of such offer. If the indemnifying party refuses to accept such offer within 20 business days after receipt of such offer (or of notice thereof), such claim shall continue to be contested and, if such claim is within the scope of the indemnifying party's indemnity contained herein, the indemnified party shall be indemnified pursuant to the terms hereof. If the indemnifying party notifies the indemnified party in writing that the indemnifying party desires to accept such offer, but the indemnified party refuses to accept such offer within 20 business days after receipt of such notice, the indemnified party may continue to contest such claim and, in such event, the total maximum liability of the indemnifying party to indemnify or otherwise reimburse the indemnified party hereunder with respect to such claim shall be limited to and shall not exceed the amount of such offer, plus reasonable out-of-pocket costs and expenses (including reasonable attorneys' fees and disbursements) to the date of notice that the indemnifying party desires to accept such offer, provided that this sentence shall not apply to any settlement of any claim involving the imposition of equitable remedies or to any settlement imposing any material obligations on such indemnified party other than financial obligations for which such indemnified party will be indemnified hereunder. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim in any one jurisdiction, unless in the written opinion of counsel to the indemnified party, reasonably satisfactory to the indemnifying party, use of one counsel would be expected to give rise to a conflict of interest between such indemnified party and any other of such indemnified parties with respect to such claim, in which the indemnifying party shall be obligated to pay the fees and expenses of one additional counsel.

               (iv) Other Indemnification. Indemnification similar to that specified in this Section 4(h) (with appropriate modifications) shall be given by the Company and each selling Holder with respect to any required registration or other qualification of securities under Federal or state law or regulation of governmental authority other than the Securities Act.

               (v) Contribution. If for any reason the indemnification provided for in the preceding clauses (i) and (ii) is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by the preceding clauses (i) and (ii), then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations, provided that no selling Holder shall be required to contribute in an amount greater than the dollar amount of the proceeds received by such selling Holder with respect to the sale of any securities. No Person guilty of fraudulent misrepresentation (within the meaning of Section

          11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

               (vi) Rule 144. The Company hereby covenants that after it has filed (and such registration statement has become effective) a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act in respect of Common Stock, the Company will file in a timely manner all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Holder, make publicly available other information so long as necessary to permit sales by such Holder under Rule 144 under the Securities
          Act) and will take such further action as any Holder may reasonably request to the extent required from time to time to enable such Holder to sell shares of Common Stock under Rule 144 under the Securities Act.

     Section 5. Repurchase Rights.

          (a) Company Repurchase Right. The Company (or a designee of the Company) shall have the right to repurchase shares of Common Stock and Preferred Stock held by any Management Holder upon the termination of employment of such Management Holder as set forth herein. In the case of
     (i) a termination of employment by any Management Holder without Good Reason during the period commencing on the date hereof and ending on the fifth anniversary of the date hereof or (ii) a termination of employment of any Management Holder by the Company for Cause at any time, the Company (or its designee) shall be permitted, in its sole discretion, to purchase all, but not less than all, of the Management Holder's shares of Common Stock and Preferred Stock at a per share purchase price equal to the lower of the Original Cost and the Fair Market Value. In the case of a termination of employment of a Management Holder other than as set forth on the preceding sentence, the Company (or its designee) shall be permitted, in its sole discretion, to purchase all, but not less than all, of the Management Holder's shares of Common Stock and Preferred Stock at a per share purchase price equal to the greater of the Original Cost and the Fair Market Value. Notwithstanding the foregoing, in the event a Realization Event or a dissolution, winding up or liquidation of the Company occurs within six (6) months of the termination of employment of any Management Holder without Cause or the resignation of any Management Holder for Good Reason, the Company will pay or cause to be paid to such Management Holder the excess, if any, of the net proceeds that would have been received by such Management Holder in such sale transaction if the Company did not repurchase such Management Holder's shares over the purchase price actually paid to such Management Holder by the Company pursuant to the exercise of the repurchase rights hereunder.

          (b) Form of Payment.

               (i) Subject to Section 5(e) below, in the case of a termination of any Management Holder for Cause or a resignation by any Management Holder without Good Reason, the Company (or its designee) shall be permitted, in its sole discretion, to pay for the shares of Common Stock and Preferred Stock purchased pursuant to this Section 5 by issuance of a note (a "Repurchase Note") in exchange for the delivery by the Management Holder of the certificates representing such shares of Common Stock and shares of Preferred Stock, duly endorsed for transfer to the Company. The Company shall have the right to record such transfer on its books and records without the consent of the Management Holder. Any Repurchase Note issued hereunder shall accrue interest at a fixed rate equal to the interest rate then in effect with respect to Company's senior revolving credit facility and shall be subordinated to all indebtedness of the Company and its Subsidiaries. The term of the Repurchase Note shall be established by the Board, but in no event shall the term exceed a period of five years from the date of repurchase.

               (ii) Subject to Section 5(c) and (d) below, in all cases other than Section 5(b)(i), the Company (or its designee) shall pay for the shares of Common Stock and shares of Preferred Stock purchased pursuant to this Section 5 by delivery of a check or wire transfer of funds, in exchange for the delivery by the Management Holder of the certificates representing such shares of Common Stock and shares of Preferred Stock, duly endorsed for transfer to the Company. The Company shall have the right to record such transfer on its books and records without the consent of the Management Holder.

          (c) Time of Exercise.

               (i) Subject to Section 5(e) below, in the case of a termination of any Management Holder for Cause or a resignation by any Management Holder without Good Reason, the Company shall be permitted to exercise its right to purchase such shares of Common Stock and Preferred Stock pursuant to this Section 5 at any time during the six month period following the Repurchase Event. The determination date for purposes of determining the Fair Market Value shall be the date of termination of employment of such Management Holder.

               (ii) Subject to Section 5(e) below, in all cases other than
          Section 5(c)(i), the Company shall be permitted to exercise its right to purchase such shares of Common Stock and Preferred Stock pursuant to this Section 5 at any time during the 60 day period following the Repurchase Event. The determination date for purposes of determining the Fair Market Value shall be the date of termination of employment of such Management Holder.

               (iii) Notwithstanding the foregoing, the Company may defer paying the purchase price for any shares repurchased hereunder in the event that the Company is unable to pay such purchase price pursuant to this
          Section 5 as a result of restrictions contained in the documents governing the Company's indebtedness. The deferred purchase price for any shares so repurchased will accrue interest at a rate equal to 10% per annum on the amount to be paid in respect of such Management Holder's shares of Preferred Stock and 7% per annum on the amount to be paid in respect of such Management Holder's shares of Common Stock.

          (d) Closing. The closing of the purchase or sale of the shares of Common Stock and shares of Preferred Stock pursuant to this Section 5 shall take place on a date designated by the Company.

          (e) Restrictions on Repurchase. Notwithstanding anything to the contrary contained in this Agreement, all purchases of shares of Common Stock and shares of Preferred Stock by the Company (or its designee) shall be subject to applicable restrictions contained in federal law and the DGCL and in the Company's and its respective Subsidiaries' debt financing agreements. Notwithstanding anything to the contrary contained in this Agreement, if any such restrictions prohibit or otherwise delay the purchase of the shares of Common Stock and shares of Preferred Stock hereunder which the Company is otherwise entitled or required to make, then the Company shall make such purchases within thirty (30) days of the date that it is permitted to do so under such restrictions. Notwithstanding anything to the contrary contained in this Agreement, the Company and its Subsidiaries may not effectuate any transaction contemplated by this
     Section 5 if such transaction would violate the terms of any restrictions imposed by agreements evidencing the Company's indebtedness. If any restrictions imposed by agreements evidencing the Company's indebtedness prevent or restrict the purchase of the shares, the Company shall use its commercially reasonable best efforts to obtain a waiver of such restrictions (it being understood that the Company is not to required to seek such waiver if it incurs, or is reasonably likely to incur, any expenses other than de minimis expenses in attempting to obtain such waiver). In the event that shares of Common Stock and shares of Preferred Stock are purchased or sold pursuant to this Section 5, the Management Holder, and such Management Holder's successors, assigns or representatives, will take all steps necessary and desirable to obtain all required third-party, governmental and regulatory consents and approvals and take all other actions necessary and desirable to facilitate consummation of such repurchase in a timely manner.

     Section 6. Board of Directors.

          (a) Number; Voting. The number of directors constituting the Board, as fixed from time to time by the Board in accordance with this Agreement and the Bylaws, shall initially be seven (7). Notwithstanding any provision in the By-laws, the number of directors constituting the Board shall not be changed without the consent of the Bear Group. At each annual meeting of the Holders, and at each special meeting of the Holders called for the purpose of electing directors of the Company, and at any time at which the Holders shall have the right to, or shall, vote for, or consent in writing to, the election of directors of the Company, then, and in each such event, the Holders shall vote all of the shares of Common Stock owned by them or their Affiliates for, or consent in writing with respect to such shares in favor of, the election of the following Persons to the Board:

               (i) one director who shall be the chief executive officer of the Company (the "CEO Director"), who shall initially be Michael McLain; and

               (ii) all remaining directors that are to be elected by the holders of Common Stock pursuant to the Bylaws and the Restated Certificate shall be designated and approved by the Bear Group (the "Bear Group Directors" and individually, each a "Bear Group Director"), provided, however, that (a) the seats to be occupied by the Bear Group Directors shall initially be vacant until the Bear Group determines to fill such vacancies pursuant to this Agreement and the Bylaws and (b) the Bear Group shall consult with the chief executive officer of the Company prior to designating any non-Affiliate of the Bear Group pursuant to this Section 6(a)(ii).

Pursuant to this Agreement and the Bylaws, on the date hereof each undersigned Holder hereby approves and votes all of his or its shares of Common Stock in favor of the election to the Board of the initial designee named pursuant to
Section 6(a)(i). Each Holder acknowledges that up to four of the five directorships to be filled by the holders of the Common Stock may remain vacant following the date hereof until such time as such vacancies are filled pursuant to the Bylaws and this Section 6.

          (b) Removal and Vacancies. Subject to the next sentence, the Holders shall vote their shares of Common Stock (i) to remove any director whose removal is required by the party or parties with the power to designate such director and (ii) to fill any vacancy created by the removal, resignation or death of a director, in each case for the election of a new director designated and approved, in accordance with the provisions of this
     Section 6. Each of the Bear Group Directors may only be removed by the Bear Group. The CEO Director may only be removed with the consent of the Bear Group and a majority of the votes cast by the directors, excluding the CEO Director. Vacancies on the Board shall be filled only by the party or parties with the power to designate the applicable director pursuant to this Section 6. In the event such party or parties fail to designate a director to fill any such vacancy pursuant to this Section 6, such Board seat shall remain vacant until the party or parties entitled to designate such director fills such vacancy pursuant to this Section 6.

          (c) Voting Rights. The special and exclusive voting rights contained in Section 6(a) may be exercised either at a special meeting, at any annual or special meeting of the Holders of the Company or by written consent in lieu of a meeting. The directors to be elected pursuant to Section 6(a) shall serve for terms extending from the date of their election and qualification until their successors shall have been elected and qualified in accordance with Section 6(a).

          (d) Committees. From the date hereof until the earlier to occur of (i) the termination of this Agreement and (ii) the termination of the employment of Michael McLain, the Company shall appoint the chief executive officer of the Company to serve on all Committees serving in the nature of an executive committee or for the benefit of the whole Board. Each committee established by the Board shall contain at least one Class A Common Stock Director and one Bear Group Director, unless otherwise approved by the Bear Group.

          (e) Class A Common Stock Directors.

               (i) Each of the Holders acknowledges and agrees that, pursuant to the Restated Certificate and in addition to the directors elected by the holders of Common Stock and designated pursuant to Section 6(a), the holders of the Class A Common Stock have the exclusive right to elect two (2) directors to the Board (the "Class A Common Stock Directors"). Bear Stearns Merchant Banking Partners II, L.P., as the sole holder of Class A Common Stock, hereby approves and votes all of its shares of Class A Common Stock in favor of the election to the Board of John D. Howard and Douglas R. Korn as the Class A Common Stock Directors.

               (ii) The holders of the Class A Common Stock shall have the exclusive right (i) to remove any Class A Common Stock Director and
          (ii) to fill any vacancy created by the removal, resignation or death of any Class A Common Stock Director immediately by delivering written notice to the Company. The exclusive voting rights contained in this
          Section 6(e) and the Restated Certificate may be exercised either at a special meeting, at any annual or special meeting of the stockholders of the Company or by written consent in lieu of a meeting. The Class A Common Stock Directors shall serve for terms extending from the date of their election and qualification until they have been removed or until their successors shall have been elected and qualified, in each case, in accordance with this Section 6(e).

     Section 7. Financial Statements; Access; Confidentiality.

          (a) If at any time the Company and its Subsidiaries cease to file periodic reports under the Exchange Act, the Company shall deliver quarterly and annual financial statements to each Holder promptly following the preparation and finalization thereof.

          (b) Until the consummation of a Qualified Public Offering, the Company shall afford any Holder of at least five percent (5%) of the outstanding shares of Common Stock and its counsel and other authorized representatives (collectively, "Authorized Representatives") during normal business hours the opportunity to (i) visit and inspect the assets and properties, (ii) examine upon reasonable advance notice, the books of accounts and records of the Company and (iii) make copies of such records and permit such Persons to discuss all aspects of the Company with any officers, employees or accountants of the Company; provided, however, that such investigation shall not unreasonably interfere with the operations of the Company. The Company will instruct its accountants to discuss such aspects of the financial condition of the Company with any such Holder and its representatives as such holder may reasonably request, and to permit such holder and its representatives to inspect, copy and make extracts from such financial statements, analyses, work papers and other documents and information (including electronically stored documents and information) prepared by the accountants with respect to the Company as such Holder may reasonably request. All costs and expenses incurred by such Holder and its representatives in connection with exercising such rights of access shall be borne by such Persons, and all out-of-pocket costs and expenses incurred by the Company in complying with any extraordinary requests by such Holder and its representatives in connection with exercising such access rights shall be borne by such Holder.

          (c) Each Non-Bear Group Holder hereby covenants and agrees that such Non-Bear Group Holder will not, without the prior written consent of the Board, divulge, disclose or make accessible to any other Person, firm, partnership, corporation or other entity for any reason whatsoever, any Confidential Information pertaining to the business of the Company or the Bear Group (or any of the Affiliates of the Bear Group that are engaged in the same business or businesses as the Company or any of the Affiliates of the Company) or any group, division, Subsidiary or Affiliate of the Company (collectively, the "Company Group") except when required to do so by a court of competent jurisdiction, by any governmental agency having supervisory authority over the business of the Company Group, or by any administrative body or legislative body with jurisdiction to order such Holder to divulge, disclose or make accessible such information. "Confidential Information" means non-public information concerning financial data, strategic business plans, product development (or other proprietary product data), customer lists, marketing plans, personnel information pertaining to present and former employees of the Company Group and any other non-public, proprietary and protected information of the Company Group or their customers. Nothing herein will prevent a Non-Bear Group Holder from using information generally known to him or it or generally by Persons employed in the industry of the Company and its Subsidiaries so long as it does not involve Confidential Information.

     Section 8. Transactions with Affiliates.

          (a) Except for transactions contemplated by this Agreement, the Company will not, nor will it permit any of its Subsidiaries to, directly or indirectly, enter into any material transaction or agreement, including without limitation the purchase, sale or exchange of property or the rendering of any services, with the Bear Group or any Affiliate thereof (other than the Company and its Subsidiaries and Persons that are Affiliates of the Bear Group solely as a result of being employees of the Company or its Subsidiaries), except (i) pursuant to the Professional Services Agreement, dated as of the date hereof, between Bear Stearns Merchant Manager II, LLC, Aearo and the Company (the "Professional Services Agreement"), (ii) any agreement evidencing investments to be made by the Bear Group or an Affiliate thereof in respect of which the Management Holders are given preemptive or other participation rights, (iii) the issuance of pro-rata dividends, distributions and redemptions, (iv) certain financial advisory, investment banking, underwriting, lending or other services provided by Affiliates of the Bear Group that are in the ordinary course of business and the financial terms of which have been approved by a majority of disinterested directors of the Board, (v) transactions that are on terms that would be obtainable in an arms-length transaction with a third party, (vi) transactions with portfolio companies of the Bear Group that are in the ordinary course of business and, if material, have been approved by a majority of disinterested directors of the Board or (vii) any definitive documentation relating to the Co-Investment Rights Agreement.

          (b) The Bear Group and the Company hereby acknowledge and agree that the Professional Services Agreement shall not be amended in a manner materially adverse to the Non-Bear Group Holders without the consent of the holders of a majority of the shares of Common Stock held by the Executive Management Holders who are then employed by the Company or a Subsidiary thereof and the holders of a majority of the outstanding shares of Common Stock held by Holders other than Management Holders and the Bear Group.

     Section 9. Preferred Stock Certificate of Designations.

          In the event the Company seeks to amend, eliminate, supplement or restate any of the terms of the Preferred Stock (collectively, the "Amended Terms") in connection with a sale of shares of Preferred Stock by the Bear Group in which the Non-Bear Group Holders are offered full pro rata tag-along rights (a "Series A Sale"), the Company shall not amend, eliminate, supplement or restate such terms without (i) obtaining the consent of the holders of a majority of the outstanding shares of Preferred Stock acting in good faith prior to effectuating the Amended Terms and (ii) complying with the other requirements of this Section 9. The Amended Terms may include, without limitation, (a) modifications to the dividend rate or the ranking of the Preferred Stock (provided, however, that the dividend rate of any Retained Shares (as defined below) shall not be increased), (b) the implementation of optional and/or mandatory redemption provisions on the Preferred Stock and (c) the elimination or modification of the conversion rights of the Preferred Stock. The Amended Terms, in the aggregate, may be favorable or adverse to the Company or to the third party-buyer pursuant to a Series A Sale and may be implemented through an amendment to the Restated Certificate, a reclassification or exchange of the Capital Stock or in any other manner permitted by the DGCL; provided, however, that the terms of any shares of Preferred Stock not sold in a Series A Sale (the "Retained Shares") shall not be amended or supplemented except as necessary to effectuate the Amended Terms in connection with a Series A Sale. Notwithstanding anything to the contrary contained in this Section 9, the Amended Terms shall not adversely affect the shares of Preferred Stock held by any Non-Bear Group Holder without similarly affecting the shares of Preferred Stock held by all other Holders, unless such Non-Bear Group Holder consents to the Amended Terms.

     Section 10. Voting Agreement.

          (a) Voting of the Shares. From the date hereof until the termination of the this Agreement in accordance with Section 14 hereof (the "Term"), at any meeting of the stockholders of the Company, however called, and in any action by consent of the stockholders of the Company, each Management Holder (other than the Executive Management Holders) hereby agrees to vote his or her shares of Common Stock at the direction of the Company, and in connection therewith, to execute any documents which are necessary in order to effectuate the foregoing, including the ability for the Company or its nominees to vote such shares of Common Stock directly.

          (b) Proxy. Each Management Holder (other than the Executive Management Holders) hereby revokes any and all prior proxies or powers of attorney in respect of any of such Management Holder's shares of Common Stock and constitutes and appoints the Company, or any nominee of the Company, with full power of substitution and resubstitution, at any time during the Term, as its true and lawful attorney and proxy (its "Proxy"), for and in its name, place and stead, and to vote each of such shares of Common Stock as its Proxy, at every annual, special, adjourned or postponed meeting of the stockholders of the Company, including the right to sign its name (as stockholder) to any consent, certificate or other document relating to the Company that the laws of the state of Delaware may permit or require with respect to any matter referred to be voted on by the stockholders of the Company. THE FOREGOING PROXY AND POWER OF ATTORNEY ARE IRREVOCABLE AND COUPLED WITH AN INTEREST THROUGHOUT THE TERM.

          (c) No Proxies for or Encumbrances on Management Holder Shares. Except pursuant to the terms of this Agreement, during the Term, no Management Holder shall, without the prior written consent of the Company, directly or indirectly, (i) grant any proxies or enter into any voting trust or other agreement or arrangement with respect to the voting of any such Management Holder's shares of Common Stock other than this Agreement or (ii) sell, assign, transfer, encumber or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the direct or indirect sale, assignment, transfer, encumbrance or other disposition of any such Management Holder's shares of Common Stock.

     Section 11. Notices.

          In the event a notice or other document is required to be sent hereunder to the Company or to any Holder or the spouse or legal representative of a Holder, such notice or other document, if sent by mail, shall be sent by registered mail, return receipt requested (and by air mail in the event the addressee is not in the continental United States), to the party entitled to receive such notice or other document at the address set forth on Annex I hereto. Any such notice shall be effective and deemed received three (3) days after proper deposit in the mails, but actual notice shall be effective however and whenever received. The Company or any Holder or spouse or their respective legal representatives may effect a change of address for purposes of this Agreement by giving notice of such change to the Company, and the Company shall, upon the request of any party hereto, notify such party of such change in the manner provided herein. Until such notice of change of address is properly given, the addresses set forth herein shall be effective for all purposes.

     Section 12. Representations and Warranties of the Company.

          As a material inducement to each Holder to enter into and to perform his obligations under this Agreement, the Company represents and warrants to each Holder as of the date hereof as set forth below.

          (a) The Company has all requisite power and authority to execute and deliver this Agreement and any and all instruments necessary or appropriate in order to effectuate fully the terms and conditions of this Agreement, and the transactions contemplated hereby. This Agreement has been duly authorized by all necessary action (corporate or otherwise) on the part of the Company and this Agreement has been duly executed and delivered by the Company and constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms and conditions, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

          (b) The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby shall not (a) violate any law applicable to the Company or any of its assets or
     (b) conflict with, or result in any breach of, any of the terms, conditions or provisions of, or constitute (with due notice or lapse of time, or both) a default or give rise to any right of termination, cancellation or acceleration, or result in the creation of any encumbrance (x) upon any of the Company's assets or (y) under any provision of (i) the Company's certificate of incorporation or bylaws, (ii) any permit or (iii) any other material contract to which the Company is a party or by which its assets is or may be bound. The Company has not been and is not required to give any notice to, or make any filing with, any governmental authority or any other Person, or obtain any permit, in each case, for the valid execution, delivery and performance by the Company.

          (c) The Company and the Holders agree to treat the receipt of shares of the Company by (i) members of the Bear Group in exchange for cash and
     (ii) Vestar and other Non-Bear Group Holders who receive shares in the Company as provided under the Merger Agreement or in connection with the Management Roll (as defined in the Merger Agreement), as a transaction to which Section 351 of the Code and comparable provisions of applicable state and local income tax law apply.

          (d) As of the date of this Agreement, the Company intends to report dividends on the Preferred Stock as income to the holders of such stock as and when paid and intends not to treat the stock as giving rise to imputed dividend income under Section 305 of the Code. The Company and the Holders shall file all tax returns consistent with the Company's treatment.

     Section 13. Representations and Warranties of the Holders.

          As a material inducement to the Company to enter into and perform its obligations under this Agreement, each Holder represents and warrants to the Company as of the date hereof as set forth below.

     (a) The Holder has all requisite power and authority to execute and deliver this Agreement and any and all instruments necessary or appropriate in order to effectuate fully the terms and conditions of this Agreement and to perform and consummate such Holder's obligations hereunder. This Agreement and the performance of the Holder's obligations hereunder, have been duly authorized by all requisite action on the part of the Holder, and this Agreement has been duly and validly executed and delivered by the Holder and constitutes a valid and legally binding obligation of the Holder, enforceable against the Holder in accordance with its terms and conditions, except as enforceability thereof may be limited by any applicable bankruptcy, reorganization, insolvency or other Laws affecting creditors' rights generally or by general principles of equity.

     (b) The execution, delivery and performance by the Holder of this Agreement, and the consummation of the transactions contemplated hereby, shall not (i) violate any law applicable to the Holder or (ii) conflict with or result in any violation or breach of, any of the terms, conditions or provisions of, or constitute (with due notice or lapse of time, or both) a default under, or give rise to any right of termination, cancellation or acceleration or result in the creation of any encumbrance upon any of the assets of the Holder, any material contracts to which the Holder is a party or by which the Holder or any of the Holder's assets is or may be bound, in each case, which would prohibit the Holder from consummating the transactions contemplated hereby. The Holder has not been or is not required to give any notice to, or make any filing with, any governmental authority or any other Person, or obtain any permit, in each case, for the valid execution, delivery and performance by the Holder of this Agreement.

     (c) Upon the acquisition of any shares of Common Stock and Preferred Stock (including on the date hereof), in addition to any other representations and warranties set forth in any other document required by the Board with respect to such acquisition, each Holder severally, as to itself (and not as to any other Person) makes the representations and warranties set forth below to the Company with respect to such shares of Common Stock and Preferred Stock, effective upon the issuance thereof and upon such Holder's execution and delivery of a counterpart hereof or an Adoption Agreement.

                    (i) The Holder is acquiring the shares of Common Stock and Preferred Stock for investment for the Holder's own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof except in compliance with this Agreement and as permitted by law, including without limitation the Securities Act. The Holder does not have any present intent to resell or distribute any of its shares of Common Stock and Preferred Stock. If the Holder is a corporation, trust, partnership or other organization, it was not organized for the specific purpose of acquiring shares of Common Stock and Preferred Stock.

                    (ii) The Holder has been advised that its shares of Common Stock and Preferred Stock have not been registered under the Securities Act, that such shares may not be sold or otherwise disposed of unless they are registered thereunder or an exemption from registration is available and that accordingly the Holder may be required to bear the economic risk of the investment in such shares for an indefinite period of time. The Holder also understands that the Company does not have any intention of registering the shares of Common Stock and Preferred Stock under the Securities Act or of supplying the information which may be necessary to enable the Holder to sell such shares pursuant to Rule 144 under the Securities Act.

                    (iii) The Holder has been given the opportunity to obtain any information or documents, and to ask questions and receive answers about such documents, the Company and its subsidiaries and the business and prospects of the Company and its subsidiaries (including, without limitation, the transactions to be consummated pursuant to the terms of the Merger Agreement) as it deems necessary to evaluate the merits and risks related to its investment in shares of Common Stock and Preferred Stock and no representations concerning such matters or any other matters related to such investment have been made to the Holder except as set forth in this Agreement. The Holder has had an opportunity to consult his or its own attorney, accountant or investment advisor with respect to the investment contemplated hereby and its suitability for the Holder, including the tax and other economic considerations related to the investment.

                    (iv) The Holder (i) has knowledge and experience in financial and business matters such that the Holder is capable of evaluating the merits and risks of the purchase of the shares of Common Stock and Preferred Stock as contemplated by this Agreement,
          (ii) understands and has taken cognizance of all risk factors related to the purchase of the shares of Common Stock and Preferred Stock and
          (iii) is able to bear the economic risk of the investment in the shares of Common Stock and Preferred Stock for an indefinite period of time and can afford to suffer a complete loss of the investment in such shares.

                    (v) The Holder has been informed that the offer of the shares of Common Stock and Preferred Stock that the Holder is acquiring is being made pursuant to an exemption from the registration requirements of the Securities Act relating to transactions by an issuer not involving a public offering, and that, consequently, the materials relating to the offer have not been subject to review and comment by the staff of the Securities and Exchange Commission or any other governmental authority.

The Holder is not acquiring shares of Common Stock and Preferred Stock as a result of or subsequent to any advertisement, article, notice or other communication published in any newspapers, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person not previously known to the Holder in connection with investments in securities generally.

     Section 14. Miscellaneous Provisions.

          (a) On and as of the date hereof, each Holder hereby approves and votes all of his or its shares of Common Stock in favor of, the form, terms and provisions (including all exhibits, schedules and annexes, if any) of the 2004 Stock Incentive Plan, in substantially the form previously presented to the Holders.

          (b) All questions concerning the construction, interpretation and validity of this Agreement shall be governed by and construed in accordance with the domestic laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether in the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

          (c) Whenever the context requires, the gender of all words used herein shall include the masculine, feminine and neuter, and the number of all words shall include the singular and plural.

          (d) This Agreement shall be binding upon the parties hereto, any spouses of Management Holders, and their respective heirs, executors, administrators and permitted successors and assigns.

          (e) This Agreement may be amended, waived or terminated from time to time by an instrument in writing signed by the Company and the Holders party hereto holding a majority of the outstanding shares of Common Stock; provided, however, that (i) this Agreement may be amended by the Company without the consent of any Holder in connection with the exercise (in whole or in part) by Vestar of its rights pursuant to the Co-Investment Rights Agreement in order to give effect to the arrangements between Bear and Vestar set forth therein, (ii) any amendment or waiver that would adversely and affect the rights hereunder of any Holder or any class of Holders without similarly affecting the rights hereunder of all Holders or all Holders of such class shall not be effective as to such Holder or class of Holders without the prior written consent of such Holder or class of Holders and (iii) the parties to this Agreement, as set forth on the signature pages hereto, shall be amended from time to time by the Company without requiring the consent of any party hereto to reflect issuances by the Company of Capital Stock or Dispositions of Capital Stock made in compliance with the terms of this Agreement.

          (f) This Agreement shall terminate automatically in its entirety upon a Sale of the Company or a liquidation, dissolution or winding up of the Company.

          (g) Any Holder who disposes of all of his or its Common Stock and Preferred Stock in conformity with the terms of this Agreement shall cease to be a party to this Agreement and shall have no further rights hereunder.

          (h) As a condition to the issuance of shares of Common Stock and Preferred Stock to each Management Holder, such Management Holder's spouse, to the extent applicable, shall execute the Spousal Acknowledgement and Consent attached hereto as Exhibit B pursuant to which such spouse shall agree to be bound by the terms and provisions of this Agreement. The spouses of the Management Holders are fully aware of, understand and fully consent and agree to the provisions of this Agreement and its binding effect upon any community property interests or similar marital property interests in the Common Stock and Preferred Stock they may now or hereafter own, and agree that the termination of their marital relationship with any Management Holder for any reason shall not have the effect of removing any Common Stock and Preferred Stock of the Company otherwise subject to this Agreement from the coverage of this Agreement and that their awareness, understanding, consent and agreement are evidenced by their signing this Agreement. Furthermore, each Management Holder agrees to cause his or her spouse (and any subsequent spouse) to execute and deliver, upon the request of the Company, a counterpart of this Agreement, or an Adoption Agreement substantially in the form of Exhibit A or in a form satisfactory to the Company.

          (i) Any Disposition or attempted Disposition in breach of this Agreement shall be void ab initio and of no effect. In connection with any attempted Disposition in breach of this Agreement, the Company may hold and refuse to Dispose of any Common Stock or Preferred Stock or any certificate therefor tendered to it for Disposition, in addition to and without prejudice to any and all other rights or remedies which may be available to it or the Holders. Each party to this Agreement acknowledges that a remedy at law for any breach or attempted breach of this Agreement will be inadequate, agrees that each other party to this Agreement shall be entitled to specific performance and injunctive and other equitable relief in case of any such breach or attempted breach and further agrees to waive (to the extent legally permissible) any legal conditions required to be met for the obtaining of any such injunctive or other equitable relief (including posting any bond in order to obtain equitable relief).

          (j) This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. The failure of any Holder to execute this Agreement does not make it invalid as against any other Holder.

          (k) Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, and such invalid, void or otherwise unenforceable provisions shall be null and void. It is the intent of the parties, however, that any invalid, void or otherwise unenforceable provisions be automatically replaced by other provisions which are as similar as possible in terms to such invalid, void or otherwise unenforceable provisions but are valid and enforceable to the fullest extent permitted by law.

          (l) Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the provisions of this Agreement and the consummation of the transactions contemplated hereby.

          (m) The parties to this Agreement agree that jurisdiction and venue in any action brought by any party hereto pursuant to this Agreement shall properly (but not exclusively) lie in any federal or state court located in the State of Delaware. By execution and delivery of this Agreement, the parties hereto irrevocably submit to the jurisdiction of such courts for himself and in respect of his property with respect to such action. The parties hereto irrevocably agree that venue would be proper in such court, and hereby waive any objection that such court is an improper or inconvenient forum for the resolution of such action. The parties further agree that the mailing by certified or registered mail, return receipt requested, of any process required by any such court shall constitute valid and lawful service of process against them, without necessity for service by any other means provided by statute or rule of court.

          (n) No course of dealing between the Company, or its Subsidiaries, and the Holders (or any of them) or any delay in exercising any rights hereunder will operate as a waiver of any rights of any party to this Agreement. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

          (o) BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE

     RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND/OR ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHT OR REMEDIES UNDER THIS AGREEMENT OR ANY DOCUMENTS RELATED HERETO.

          (p) This Agreement sets forth the entire agreement of the parties hereto as to the subject matter hereof and supersedes all previous agreements among all or some of the parties hereto, whether written, oral or otherwise. Unless otherwise provided herein, any consent required by the Company may be withheld by the Company in its sole discretion.

          (q) No Person not a party to this Agreement, as a third party beneficiary or otherwise, shall be entitled to enforce any rights or remedies under this Agreement.

          (r) If, and as often as, there are any changes in the Common Stock or Preferred Stock by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions of this Agreement, as may be required, so that the rights, privileges, duties and obligations hereunder shall continue with respect to the Common Stock or Preferred Stock as so changed. Without limiting the foregoing and notwithstanding anything to the contrary contained in this Agreement, the provisions of this Agreement will apply to any shares of Capital Stock or securities received in consideration for shares of Common Stock and/or Preferred Stock and to the issuer of such shares of Capital Stock or securities.

          (s) No director of the Company shall be personally liable to the Company or any Holder as a result of any acts or omissions taken under this Agreement in good faith.

          (t) In the event additional shares of Common Stock or Preferred Stock are issued by the Company to a Holder at any time during the term of this Agreement, either directly or upon the exercise or exchange of securities of the Company exercisable for or exchangeable into shares of Common Stock or Preferred Stock, such additional shares of Common Stock or Preferred Stock, as a condition to such issuance, become subject to the terms and provisions of this Agreement, except if such issuance is made pursuant to a Public Sale.

          (u) Notwithstanding anything to the contrary contained herein, the Bear Group may assign its rights or obligations, in whole or in part, under this Agreement to one or more of its Affiliates.

                                    * * * * *

          This Stockholders' Agreement is executed by the Company and by each Holder to be effective as of the date first above written.

                                        COMPANY

                                        AC SAFETY HOLDING CORP.


                                        By: /s/ Douglas R. Korn
                                            ------------------------------------
                                        Name: Douglas R. Korn
                                        Title: President

          This Stockholders' Agreement is executed by the Company and by each Holder to be effective as of the date first above written.

                                        BEAR GROUP

                                        BEAR STEARNS MERCHANT BANKING
                                        PARTNERS II, L.P.

                                        By: Bear Stearns Merchant Capital II,
                                            L.P., its General Partner

                                        By: JDH Management LLC,
                                            its Special Limited Partner


                                        By: /s/ Douglas R. Korn
                                            ------------------------------------
                                        Name: Douglas R. Korn
                                        Title: Senior Managing Director


                                        BEAR STEARNS MERCHANT BANKING
                                        INVESTORS II, L.P.

                                        By: Bear Stearns Merchant Capital II,
                                            L.P., its General Partner

                                        By: JDH Management LLC,
                                            its Special Limited Partner


                                        By: /s/ Douglas R. Korn
                                            ------------------------------------
                                        Name: Douglas R. Korn
                                        Title: Senior Managing Director

          This Stockholders' Agreement is executed by the Company and by each Holder to be effective as of the date first above written.

                                        BEAR STEARNS MB-PSERS II, L.P.

                                        By: Bear Stearns Merchant Capital II,
                                            L.P., its General Partner

                                        By: JDH Management LLC,
                                            its Special Limited Partner


                                        By: /s/ Douglas R. Korn
                                            ------------------------------------
                                        Name: Douglas R. Korn
                                        Title: Senior Managing Director


                                        THE BSC EMPLOYEE FUND V, L.P.

                                        By: Bear Stearns Merchant Capital II,
                                            L.P., its General Partner

                                        By: JDH Management LLC,
                                            its Special Limited Partner


                                        By: /s/ Douglas R. Korn
                                            ------------------------------------
                                        Name: Douglas R. Korn
                                        Title: Senior Managing Director


                                        THE BSC EMPLOYEE FUND VI, L.P.

                                        By: Bear Stearns Merchant Capital II,
                                            L.P., its General Partner

                                        By: JDH Management LLC,
                                            its Special Limited Partner


                                        By: /s/ Douglas R. Korn
                                            ------------------------------------
                                        Name: Douglas R. Korn
                                        Title: Senior Managing Director

          This Stockholders' Agreement is executed by the Company and by each Holder to be effective as of the date first above written.

                                        NON-BEAR GROUP HOLDER

                                        VESTAR EQUITY PARTNERS, L.P.

                                        By: Vestar Associates, L.P.,
                                            its general partner

                                        By: Vestar Associates Corporation,
                                            its general partner


                                        By: /s/ Norman W. Alpert
                                            ------------------------------------
                                        Name: Norman W. Alpert
                                        Title:
                                               ---------------------------------

          This Stockholders' Agreement is executed by the Company and by each Holder to be effective as of the date first above written.

                                        NON-BEAR GROUP HOLDER


                                        /s/ James H. Floyd
                                        ----------------------------------------
                                        Name: James H. Floyd

                                        Address: 5850 Carrollton Avenue
                                                 Indianapolis, IN 46220


                                        /s/ D. Garrad Warren III
                                        ----------------------------------------
                                        Name: D. Garrad Warren III

                                        Address: 8888 Pickwick Drive
                                                 Indianapolis, IN 46260


                                        JAMES M. PHILLIPS TRUST


                                        By: /s/ James M. Phillips, Trustee
                                            ------------------------------------


                                            /s/ Carole E. Phillips, Trustee
                                            ------------------------------------
                                        Name: James M. Phillips and Carole E.
                                        Phillips

                                        Address: 12121 Woods Bay Place
                                                 Carmel, IN 46033

          This Stockholders' Agreement is executed by the Company and by each Holder to be effective as of the date first above written.

                                        NON-BEAR GROUP HOLDER


                                        /s/ Michael A. McLain
                                        ----------------------------------------
                                        Name: Michael A. McLain

                                        Address: 325 Willow Springs Road
                                                 Indianapolis, IN 46240


                                        /s/ M. Rand Mallitz
                                        ----------------------------------------
                                        Name: M. Rand Mallitz

                                        Address: 7519 Brackenwood Circle North
                                                 Indianapolis, IN 46260


                                        /s/ Jeffrey S. Kulka
                                        ----------------------------------------
                                        Name: Jeffrey S. Kulka

                                        Address: 5291 Woodfield Drive South
                                                 Carmel, IN 46033

          This Stockholders' Agreement is executed by the Company and by each Holder to be effective as of the date first above written.

                                        NON-BEAR GROUP HOLDER


                                        /s/ Rahul Kapur
                                        ----------------------------------------
                                        Name: Rahul Kapur

                                        Address: 778 Edison Way
                                                 Carmel, IN 46032


                                        /s/ Paul A. Berthiaume
                                        ----------------------------------------
                                        Name: Paul A. Berthiaume

                                        Address: P.O. Box 313
                                                 Sturbridge, MA 01566-0313


                                        BRYAN J. CAREY TRUST


                                        By: /s/ Bryan J. Carey
                                            ------------------------------------
                                        Name: Bryan J. Carey, Trustee

                                        Address: 215 East 68th Street, 6A
                                                 New York, NY 10021

          This Stockholders' Agreement is executed by the Company and by each Holder to be effective as of the date first above written.

                                        NON-BEAR GROUP HOLDER


                                        /s/ John D. Curtin, Jr.
                                        ----------------------------------------
                                        Name: John D. Curtin, Jr.

                                        Address: 60 Chestnut Street
                                                 Boston, MA 02108


                                        /s/ Daryl Charton
                                        ----------------------------------------
                                        Name: Daryl Charton

                                        Address: 137 Hawkins Circle
                                                 Wheaton, IL 60187


                                        /s/ Neil Cook
                                        ----------------------------------------
                                        Name: Neil Cook

                                        Address: 12 The Downs
                                                 Cheadle, 5K8 UK

          This Stockholders' Agreement is executed by the Company and by each Holder to be effective as of the date first above written.

                                        NON-BEAR GROUP HOLDER


                                        /s/ Maryan M. Dellomo
                                        ----------------------------------------
                                        Name: Maryan M. Dellomo

                                        Address: 218 West Main Street
                                                 Dudley, MA 01571


                                        /s/ Vincent Donargo
                                        ----------------------------------------
                                        Name: Vincent Donargo

                                        Address: 8317 Courtney Drive
                                                 Fishers, IN 46038


                                        /s/ Michael Douar
                                        ----------------------------------------
                                        Name: Michael Douar

                                        Address: 3468 Mesquite Court
                                                 Indianapolis, IN 46214

          This Stockholders' Agreement is executed by the Company and by each Holder to be effective as of the date first above written.

                                        NON-BEAR GROUP HOLDER


                                        /s/ Marc F. Farris
                                        ----------------------------------------
                                        Name: Marc F. Farris

                                        Address: 12348 Medalist Parkway
                                                 Carmel, IN 46033


                                        /s/ Keith Fecteau
                                        ----------------------------------------
                                        Name: Keith Fecteau

                                        Address: 223 Three Rivers Road
                                                 Wilbraham, MA 01095


                                        /s/ John E. Flanagan
                                        ----------------------------------------
                                        Name: John E. Flanagan

                                        Address: 259 Washington Street
                                                 Winchester, MA 01890

          This Stockholders' Agreement is executed by the Company and by each Holder to be effective as of the date first above written.

                                        NON-BEAR GROUP HOLDER


                                        /s/ George E. Gabuzda Jr.
                                        ----------------------------------------
                                        Name: George E. Gabuzda, Jr.

                                        Address: 10278 Hickory Ridge Drive
                                                 Zionsville, IN 46077


                                        /s/ James F. Gray
                                        ----------------------------------------
                                        Name: James F. Gray

                                        Address: 5 Darby Lane
                                                 Brownsburg, IN 46112


                                        /s/ Per Gustafsson
                                        ----------------------------------------
                                        Name: Per Gustafsson

                                        Address: Ugglegerton 12
                                                 33141 Vernamo, Sweden

          This Stockholders' Agreement is executed by the Company and by each Holder to be effective as of the date first above written.

                                        NON-BEAR GROUP HOLDER


                                        /s/ Greg R. Handy
                                        ----------------------------------------
                                        Name: Greg R. Handy

                                        Address: 3662 Crickwood Circle
                                                 Indianapolis, IN 46268


                                        /s/ Richard W. Holub
                                        ----------------------------------------
                                        Name: Richard W. Holub

                                        Address: 1516 Brook Mill Court
                                                 Carmel, IN 46032


                                        /s/ Gilbert R. Igo
                                        ----------------------------------------
                                        Name: Gilbert R. Igo

                                        Address: 100 Oak Hill Drive
                                                 Brownsburg, IN 46112

          This Stockholders' Agreement is executed by the Company and by each Holder to be effective as of the date first above written.

                                        NON-BEAR GROUP HOLDER


                                        /s/ Jay Kastan
                                        ----------------------------------------
                                        Name: Jay Kastan

                                        Address: 3421 Windsong Way
                                                 Maineville, OH 45039


                                        /s/ Robert T. Klun
                                        ----------------------------------------
                                        Name: Robert T. Klun

                                        Address: 4423 Summer Drive
                                                 Zionsville, IN 46077


                                        RICHARD E. KRAUER LIVING TRUST


                                        By: /s/ Michael E. Krauer and
                                                Patricia L Krauer, Trustees
                                            ------------------------------------
                                        Name: Michael E. Krauer and
                                              Patricia L Krauer

                                        Address: 1362 Midway Court
                                                 Carmel, IN 46032

          This Stockholders' Agreement is executed by the Company and by each Holder to be effective as of the date first above written.

                                        NON-BEAR GROUP HOLDER

                                        ROSEMARY J. LABANOSKI LIVING TRUST


                                        By: /s/ Rosemary Labanoski and
                                                Ronald Labanoski, Trustees
                                            ------------------------------------
                                        Name: Rosemary Labanoski and
                                              Ronald Labanoski

                                        Address: 10888 State Road 32E
                                                 Zionsville, IN 46077


                                        /s/ Leonard Lieberman
                                        ----------------------------------------
                                        Name: Leonard Lieberman

                                        Address: One Gateway Center Newark,
                                                 NJ 07102


                                        /s/ Michael A. Lombardi
                                        ----------------------------------------
                                        Name: Michael A. Lombardi

                                        Address: 1232 Mountain Brook Drive
                                                 Norman, OK 73072

          This Stockholders' Agreement is executed by the Company and by each Holder to be effective as of the date first above written.

                                        NON-BEAR GROUP HOLDER


                                        /s/ Timothy A. Millar
                                        ----------------------------------------
                                        Name: Timothy A. Millar

                                        Address: 1428 Gwynmere Run
                                                 Carmel, IN 46032


                                        /s/ Peter Murphy
                                        ----------------------------------------
                                        Name: Pete Murphy

                                        Address: 1025 Pine Hill Way
                                                 Carmel, IN 46032


                                        /s/ Ian C. Mullally
                                        ----------------------------------------
                                        Name: Ian C. Mullaly

                                        Address: 435 Dosebury Road, Heaton
                                                 Mersey, Stockport, England

          This Stockholders' Agreement is executed by the Company and by each Holder to be effective as of the date first above written.

                                        NON-BEAR GROUP HOLDER


                                        /s/ Brian C. Myers
                                        ----------------------------------------
                                        Name: Brian C. Myers

                                        Address: 6246 Winford Drive
                                                 Indianapolis, IN 46236


                                        /s/ Sigvard Nilsson
                                        ----------------------------------------
                                        Name: Sigvard Nilsson

                                        Address: Citronwagen 82
                                                 3315Y Varnamo, Sweden


                                        /s/ Larry D. Power
                                        ----------------------------------------
                                        Name: Larry D. Power

                                        Address: 1468 Queensborough Dr. Carmel,
                                                 IN 46033

          This Stockholders' Agreement is executed by the Company and by each Holder to be effective as of the date first above written.

                                        NON-BEAR GROUP HOLDER


                                        /s/ Roman Rozman
                                        ----------------------------------------
                                        Name: Roman Rozman

                                        Address: 88 Metropolitan Avenue
                                                 Ashland, MA 01721


                                        /s/ John E. Salce
                                        ----------------------------------------
                                        Name: John E. Salce

                                        Address: 166 Central Street
                                                 Auburn, MA 01501


                                        /s/ David Savage
                                        ----------------------------------------
                                        Name: David Savage

                                        Address: 39 Kilbride Drive
                                                 Whitby, Ontario Canada L1R 2B3

     This Stockholders' Agreement is executed by the Company and by each Holder to be effective as of the date first above written.

                                        NON-BEAR GROUP HOLDER


                                        /s/ Martin C. Salon
                                        ----------------------------------------
                                        Name: Martin C. Salon

                                        Address: 308 Broadbrook Road
                                                 Enfield, CT 06082


                                        /s/ Jody Sneed
                                        ----------------------------------------
                                        Name: Jody Sneed

                                        Address: 445 Spring Mill Lane
                                                 Indianapolis, IN 46260


                                        /s/ Garry Sutton
                                        ----------------------------------------
                                        Name: Gary Sutton

                                        Address: 4271 Field Master Drive
                                                 Zionsville, IN 46077

     This Stockholders' Agreement is executed by the Company and by each Holder to be effective as of the date first above written.

                                        NON-BEAR GROUP HOLDER


                                        /s/ Ron Throndsen
                                        ----------------------------------------
                                        Name: Ron Throndsen

                                        Address: 7618 Gardenshire Court
                                                 Indianapolis, IN 46278


                                        /s/ Julie Tremblay
                                        ----------------------------------------
                                        Name: Julie Tremblay

                                        Address: 330 Sunderland Road #70
                                                 Worcester, MA 01604


                                        /s/ Earle Vancelette
                                        ----------------------------------------
                                        Name: Earle Vancelette

                                        Address: 315 Rawsed Street
                                                 Leicester, MA 01524

     This Stockholders' Agreement is executed by the Company and by each Holder to be effective as of the date first above written.

                                        NON-BEAR GROUP HOLDER


                                        /s/ R. W. Vernazza
                                        ----------------------------------------
                                        Name: R. W. Vernazza

                                        Address: 11, Willow Field Grove
                                                 Ashton-in-Makerfield England
                                                 WN49NN


                                        /s/ Hans Wickstrom
                                        ----------------------------------------
                                        Name: Hans Wickstrom

                                        Address: Duvgatau 17 33033 Hilleston
                                                 Sweden


                                        /s/ John J. Wojnarowicz
                                        ----------------------------------------
                                        Name: John J. Wojnarowicz

                                        Address: 6 Fort Sumter Drive Holden,
                                                 MA 01520

     This Stockholders' Agreement is executed by the Company and by each Holder to be effective as of the date first above written.

                                        NON-BEAR GROUP HOLDER


                                        /s/ Guylaine Zmetra
                                        ----------------------------------------
                                        Name: Guylaine Zmetra

                                        Address: 380 Bungay Hill Road
                                                 Woodstock, CT 06281


                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Address:
                                                 -------------------------------

                                                 -------------------------------


                                        ----------------------------------------
                                        Name:
                                              ----------------------------------

                                        Address:
                                                 -------------------------------

                                                 -------------------------------

                                    EXHIBIT A

                               ADOPTION AGREEMENT

          This Adoption Agreement (the "Adoption") is executed pursuant to the terms of the Stockholders' Agreement of AC Safety Holding Corp., a Delaware corporation (the "Company"), dated as of April 7, 2004, a copy of which is attached hereto (as it may be amended, supplemented or restated from time to time, the "Stockholders Agreement"), by the transferee ("Transferee") executing this Adoption. By the execution of this Adoption, the Transferee agrees as follows:

          1. Acknowledgement. Transferee acknowledges that Transferee is acquiring certain shares of Common Stock and/or Preferred Stock of the Company, subject to the terms and conditions of the Stockholders Agreement. Capitalized terms used herein without definition are defined in the Stockholders Agreement and are used herein with the same meanings set forth therein.

          2. Agreement. Transferee (i) agrees that the shares of Common Stock and/or Preferred Stock acquired by Transferee, and certain other shares of Common Stock, Preferred Stock, and other securities that may be acquired by Transferee in the future, shall be bound by and subject to the terms of the Stockholders Agreement, pursuant to the terms thereof, and (ii) hereby adopts the Stockholders Agreement with the same force and effect as if he were originally a party thereto.

          3. Notice. Any notice required as permitted by the Stockholders Agreement shall be given to Transferee at the address listed beside Transferee's signature below.

          4. Joinder. The spouse of the undersigned Transferee, if applicable, executes this Adoption to acknowledge its fairness and that it is in such spouse's best interest, and to bind such spouse's community interest, if any, in the shares of Common Stock, Preferred Stock, and other securities referred to above and in the Stockholders Agreement, to the terms of the Stockholders Agreement.


                                                  ------------------------------

                                                  ------------------------------

                                    EXHIBIT B

                       SPOUSAL ACKNOWLEDGMENT AND CONSENT

          The undersigned spouse of the Management Holder has read and hereby approves the foregoing Stockholders' Agreement of AC Safety Holding Corp., a Delaware corporation (the "Company"), dated as of April ___, 2004 (the "Stockholders Agreement"). In consideration of the Company's granting the Management Holder the right to acquire the Common Stock and Preferred Stock in accordance with the terms of such Management Holder's Contribution Agreement or Management Subscription and Contribution Agreement with the Company, as the case may be, the undersigned hereby agrees to be irrevocably bound by all the terms of the Stockholders Agreement, including, without limitation, the right of the Company (or its designees) to purchase the Common Stock and Preferred Stock otherwise owned or possessed by such Management Holder at the time of the Management Holder's termination of employment. The undersigned spouse of the Management Holder hereby acknowledges the fairness of the Stockholders Agreement and that it shall bind such spouse's community interest, if any, in the shares of Common Stock, Preferred Stock, and other securities referred to therein, to the terms of the Stockholders Agreement. Capitalized terms used herein without definition are defined in the Stockholders' Agreement and are used herein with the same meanings set forth therein.

                                        ------------------------------------
                                        NON-BEAR GROUP HOLDER'S SPOUSE

                                        Address:
                                                 -------------------------------

                                                 -------------------------------

                                     ANNEX I

          (i)  If to the Company:

                    AC Safety Holding Corp.
                    c/o Bear Stearns Merchant Banking
                    383 Madison Avenue, 40th Floor
                    New York, NY 10179
                    Facsimile: (212) 272-4154
                    Attention: Mr. Douglas R. Korn

               with a copy to:

                    O'Melveny & Myers, LLP
                    7 Times Square Tower
                    New York, NY 10036
                    Facsimile: (212) 408-2420
                    Attention: Adam K. Weinstein, Esq.

          (ii) If to the Bear Group:

                    Bear Stearns Merchant Banking
                    383 Madison Avenue, 40th Floor
                    New York, NY 10179
                    Facsimile: (212) 272-4154
                    Attention: Mr. Douglas R. Korn

               with a copy to:

                    O'Melveny & Myers, LLP
                    7 Times Square Tower
                    New York, NY 10036
                    Facsimile: (212) 408-2420
                    Attention: Adam K. Weinstein, Esq.

          (iii) If to any Non-Bear Group Holder, to the address set forth with respect to such Non-Bear Group Holder in the Company's records.

                                    * * * * *


                                       I-1